                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

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Filed by a Party other than the Registrant [_]

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[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                            ELECTRIC LIGHTWAVE INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


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



                                                          Administrative Offices
                                                             4400 NE 77th Avenue
LOGO  ELECTRIC                                       Vancouver, Washington 98662
      LIGHTWAVE                                                   (360) 892-1000


--------------------------------------------------------------------------------

                                                                  April 26, 1998

Dear Fellow Stockholder:

  I am pleased to invite you to attend the 1998 Annual Meeting of the Stockholders of Electric Lightwave, Inc which will be held at the Heathman Lodge, Vancouver, Washington, on Thursday, May 21, 1998 at 3:00 p.m., Pacific Time.

  This is our first Annual Meeting as a public company, and it is important that your shares be represented whether or not you attend the meeting. In order to insure that you will be represented, we ask that you sign, date, and return the enclosed proxy. If present, you may revoke your proxy and vote in person.

  Attendance at the Annual Meeting will be limited to employees and to stockholders as of the record date or their authorized representative. Because of space limitations, admission to the Annual Meeting will be by admission card only. Registered stockholders planning to attend the meeting should complete and return the advance registration form on the back page of this Proxy Statement. An admission card will be mailed to you before the meeting. If your shares are held through an intermediary such as a bank or broker, you should request an admission card by writing to Shareholder Services, Electric Lightwave, Inc., 3 High Ridge Park, Stamford, CT 06905. Please include proof of ownership such as a bank or brokerage firm account statement or a letter from the broker, trustee, bank or nominee holding the stock confirming your beneficial ownership.

  We look forward to seeing and meeting with you at the annual meeting.

                                      Cordially,

                                      /s/ David B. Sharkey

                                      David B. Sharkey
                                      President and Chief Operating Officer


                                                  LOGO Printed on recycled paper

                                                         Administrative Offices
LOGO  ELECTRIC                                              4400 NE 77th Avenue
      LIGHTWAVE                                     Vancouver, Washington 98662
                                                                 (360) 892-1000


-------------------------------------------------------------------------------

                                                                 April 26, 1998

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                               ----------------

To the Stockholders of
ELECTRIC LIGHTWAVE, INC.

  NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Electric Lightwave, Inc. will be held at the Heathman Lodge, Vancouver, Washington, on May 21, 1998 at 3:00 p.m., Pacific Time, for the following purposes:

    1. To elect directors;

    2. To approve the Equity Incentive Plan;

    3. To approve the Employee Stock Purchase Plan; and

    4. To transact such other business as may properly be brought before the meeting.

  The Board of Directors has fixed the close of business on March 23, 1998 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting.

  A complete list of stockholders entitled to vote at the meeting will be open to the examination of stockholders during ordinary business hours, for a period of ten days prior to the meeting, at the office of the Company at the above address and at the site of the meeting on the meeting date.

                                       By Order of the Board of Directors


                                       Charles J. Weiss
                                       Secretary

                                PROXY STATEMENT

  This statement is furnished in connection with the solicitation of proxies by the Board of Directors of Electric Lightwave, Inc. (the "Company") to be voted at the annual meeting of stockholders of the Company referred to in the foregoing notice. The mailing address of the administrative offices of the Company is 4400 NE 77th Avenue, Vancouver, Washington 98662. The approximate date on which this proxy statement and form of proxy are first being sent or given to stockholders is April 28, 1998.

  Directors will be elected by a majority vote of the Common Stock present or represented by proxy at the meeting and entitled to vote at the meeting. Approval of the Equity Incentive Plan and of the Employee Stock Purchase Plan each requires the affirmative vote of a majority of the votes cast at the meeting. Abstentions will have the effect of a negative vote with respect to the election of directors and the approval of the Equity Incentive Plan and as not having voted with respect to the approval of the Employee Stock Purchase Plan. Brokers who hold shares in street name for customers do not have discretionary authority to vote on certain items when they have not received instructions from beneficial owners; shares represented by proxies indicating that the broker has not voted the shares on such matters are "broker non-votes". Under applicable Delaware law, a broker non-vote would be counted for purposes of determining a quorum, but would not be counted as being entitled to vote for purposes of determining the outcome of the election of directors nor as having voted for purposes of determining the outcome of the approval of the Equity Incentive Plan or the Employee Stock Purchase Plan. Brokers not receiving instructions from Company shareholders may vote at the meeting on both the election of directors and the approval of the Equity Incentive Plan and the Employee Stock Purchase Plan. Unless contrary instructions are given, all proxies received pursuant to this solicitation will be voted in favor of the election of the nominees and for approval of the Equity Incentive Plan and the Employee Stock Purchase Plan. Stockholders who execute proxies may revoke them at any time before they are voted.

  The Company had outstanding 8,535,000 shares of Class A Common Stock, each of which is entitled to one vote, and 41,165,000 shares of Class B Common Stock, each of which is entitled to ten votes, at the annual meeting by stockholders of record at the close of business on March 23, 1998.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS AND EXECUTIVE OFFICERS

  No person or group of persons except for Citizens Utilities Company is known by the Company to own as much as 5% of any class of the Common Stock of the Company. As of April 15, 1998, Citizens Utilities Company, with offices at High Ridge Park, Stamford, Connecticut 06905, beneficially owned, through its subsidiary CU CapitalCorp., 41,165,000 shares of Class B Common Stock.

  The following table reflects shares of Common Stock beneficially owned (or deemed to be beneficially owned pursuant to the rules of the Securities and Exchange Commission) as of April 15, 1998 by each director of the Company and by each of the executive officers named in the Summary Compensation Table included elsewhere herein, and the current directors and all executive officers of the Company as a group.

                                                 Class of Common                   Percentage of
                                                  Stock Owned(1)      Acquirable Common Stock Owned
                                                ------------------    Within 60  ------------------
Name                           Position         Class A  Class B       Days(2)   Class A Class B(3)
----                    ----------------------- ------- ----------    ---------- ------- ----------
James M. Berthot(4)     Vice President           15,000          0           0       *
Daryl A. Ferguson(4)    Vice Chairman and       125,000 41,165,000(1)        0     1.5
                        Chief Executive Officer
Todd Hanson(4)          Vice President           15,000          0           0       *
Stanley Harfenist(4)    Director                    236 41,165,000(1)        0       *
Randall Lis(4)          Vice President           15,000          0           0       *
David B. Sharkey(4)     President and Chief     126,000 41,165,000(1)        0     1.5
                        Operating Officer
Robert A. Stanger(4)    Director                 10,236 41,165,000(1)   10,000       *
Leonard Tow(5)          Chairman                150,000 41,165,000(1)        0     1.8
Maggie Wilderotter      Director                 10,236          0      10,000       *
John Wolff(4)           Vice President           15,000          0           0       *
Ernest Yates(4)         Former Vice President         0          0           0
All Executive Officers
 and Directors as a
 group (12 persons)(6)                          496,708 41,165,000(1)   20,000     5.6

--------
 * Represents less than 1% of the Company's outstanding Common Stock.

(1) Includes 41,165,000 shares of Class B Common Stock owned by Citizens Utilities Company of which Leonard Tow is Chairman of the Board, Chief Executive Officer and a Director, Stanley Harfenist and Robert A. Stanger are Directors and Daryl A. Ferguson and David B. Sharkey are executive officers. These shares of Class B Common Stock are included in the above table for Leonard Tow, Stanley Harfenist, Robert A. Stanger, Daryl A. Ferguson and David B. Sharkey as required by the definition of beneficial ownership of the Securities and Exchange Commission. By reason of the definition of beneficial ownership, the above listed officers and directors and Citizens Utilities Company (through its wholly-owned subsidiary CU CapitalCorp.) own approximately 97.97% voting interest in the Common Stock of the Company, and therefore each of the above individuals is deemed to have an indirect beneficial interest in such 41,165,000 shares of Class B Common Stock of the Company. Except to the extent of such indirect interest, each of the named individuals disclaims beneficial ownership of any of these shares of Class B Common Stock of the Company.

(2) Reflects number of shares that could be purchased by exercise of options as of April 15, 1998 or within 60 days thereafter under the Company's Equity Incentive Plan.

(3) All Class B Common Stock is owned by CU CapitalCorp., a wholly-owned subsidiary of Citizens Utilities Company. As a result of Citizens' ownership, the percentage of Class B Common Stock ownership of each of Drs. Ferguson and Tow and Messrs. Harfenist, Stanger and Sharkey is 100%.

(4) Dr. Ferguson and Messrs. Harfenist and Stanger own 413,152, 64,228, and 53,418 shares of Citizens Common Stock, respectively. Of these shares, 374,392, 50,681 and 50,681 are acquirable within 60 days by the above named individuals. Messrs. Sharkey, Berthot, Hanson, Lis, Wolff and Yates own 22,357, 924, 11,019, 10,019, 7,873 and 4,148 shares of Citizens common stock, respectively. Of the shares reported in the prior sentence, 21,375 for Mr. Sharkey, 7,000 for Mr. Hanson, 7,212 for Mr. Lis and 6,503 for Mr. Wolff are acquirable within 60 days. The number of shares owned by Mr. Yates, who is no longer employed by the Company, is based upon information provided to the Company in the last quarter of 1997.

(5) Dr. Tow owns 8,835,506 shares of Citizens common stock, 2,964,809 shares of which are acquirable within 60 days. The total includes 4,510,545 shares of Citizens common stock owned by Century Investors, Inc., a wholly owned subsidiary of Century Communications Corp., of which Dr. Tow is Chairman of the Board, Chief Executive Officer and a Director. Dr. Tow and his wife are deemed to have an approximate 91% voting interest in the common stock of Century Communications Corp., and therefore he is deemed to have an indirect beneficial interest in such 4,510,545 shares. The total also includes 18,063 shares held by Dr. Tow's wife as custodian for her minor grandchildren and 50,651 shares acquirable by her within sixty days. Dr. Tow disclaims ownership of shares owned by Century Investors, Inc. or deemed owned by his wife, which shares are included in the total shares owned by Dr. Tow as required by the definition of beneficial ownership of the Securities and Exchange Commission. Dr. Tow owns 3.45% of the common stock of Citizens Utilities Company.

(6) Directors and all Executive Officers of the Company as a group own 9,366,304 shares of Citizens common stock, which represents 3.7% of Citizens common stock outstanding.

                             ELECTION OF DIRECTORS

  At the meeting, six directors are to be elected to hold office until the next annual meeting and until their successors have been elected and qualified. Directors will be elected by a majority of the votes of the holders of shares of Common Stock, present in person or represented by proxy at the meeting and entitled to vote at the meeting. It is the intention of the persons named in the enclosed proxy to vote for the election as directors of the nominees specified. In case any such nominee should become unavailable for any reason, the proxy holders reserve the right to substitute another person of their choice. The information concerning the nominees and their security holdings has been furnished by them to the Company. Leonard Tow, Daryl A. Ferguson and David B. Sharkey are executive officers of Citizens Utilities Company, whose wholly owned subsidiary, CU CapitalCorp., is owner of 100% of the Class B Common Stock of the Company. Stanley Harfenist and Robert A. Stanger are Directors of Citizens Utilities Company. There are no family relationships among any of the nominees and executive officers. For a description of certain business relationships between the Company and Citizens, see "Agreements with Citizens" below.


Daryl A. Ferguson  Vice Chairman and Chief Executive Officer of          Director since 1990
                   Electric Lightwave Inc., 1997 to present; President
                   and Chief Operating Officer of Citizens Utilities
                   Company, 1990 to present; Director, Centennial
                   Cellular Corp. and Hungarian Telephone and Cable
                   Corp. Age 59
Stanley Harfenist  President and Chief Executive Officer of Adesso,      Director since 1997
                   Inc., manufacturer of hardware for the Macintosh
                   computer, 1993 to present; President, Chief
                   Operating Officer and Director of Players
                   International, Inc., 1985 to 1993; Director of
                   Citizens Utilities Company since 1992. Age 66
David B. Sharkey   President and Chief Executive Officer, 1994 to        Director Since 1995
                   October 1997, and President and Chief Operating
                   Officer since October 1997, of Electric Lightwave,
                   Inc; Vice President and General Manager, Mobile
                   Media, Inc., 1989 to 1994. Age 48
Robert A. Stanger  Chairman, Robert A. Stanger & Company, investment     Director since 1997
                   banking and consulting services, 1978 to present.
                   Publisher, The Stanger Report. Director, Callon
                   Petroleum Company, Inc., exploration and production
                   of oil and natural gas. Director, Citizens Utilities
                   Company. Age 59
Leonard Tow        Chairman of the Board of Electric Lightwave, Inc.     Director since 1990
                   since 1997. Chairman and Chief Executive Officer,
                   Citizens Utilities Company, 1990 to present and
                   Chief Financial Officer of Citizens Utilities
                   Company 1991 to 1997. Chief Executive Officer and
                   Director of Century Communications Corp., a cable
                   television company, since its organization in 1973
                   to present, Chairman of the Board since 1989 and
                   Chief Financial Officer, 1973 to 1996. Director,
                   Hungarian Telephone and Cable Corp. Director, United
                   States Telephone Association. Age 69

Maggie Wilderotter  President and Chief Operating Officer, Wink           Director since 1997
                    Communications since 1997; Executive Vice President,
                    AT&T Wireless Services, Inc. and Chief Executive
                    Officer of A T & T Aviation Communications Division,
                    1995 to 1997. Senior Vice President of McCaw
                    Cellular Communications, Inc., 1991 to 1995.
                    Director of Gaylord Entertainment Corporation,
                    Airborne Express, Jacor and the California Cable
                    Television Association. Age 43

  The Board of Directors held 2 meetings in 1997. All directors attended at least 75% of Board and appropriate committee meetings.

COMMITTEES OF THE BOARD

  The Board has standing Executive, Audit and Compensation Committees. Currently there is no Nominating Committee.

  EXECUTIVE COMMITTEE. The Executive Committee is composed of Dr. Tow, Chair, Dr. Ferguson and Mr. Sharkey. In 1997 the Committee met once. During intervals between meetings of the Board, the Executive Committee has the power and authority of the Board over the management of the business affairs and property of the Company, except for powers specifically reserved by Delaware law or by the Company's Restated Certificate of Incorporation.

  AUDIT COMMITTEE. The Audit Committee is composed of Mr. Harfenist as Chair and Mr. Stanger and Ms. Wilderotter. The Committee did not meet in 1997. The Committee's functions are to review the arrangements for and scope of the independent accountants' audit, as well as to review the adequacy of the system of internal accounting controls and recommend improvements thereto. The Committee discusses and reviews, with management and the independent accountants, the Company's draft annual report on Form 10-K and other major accounting, reporting and audit matters. The Committee also has oversight over the Company's Internal Audit Department.

  COMPENSATION COMMITTEE. The Compensation Committee is composed of Mr. Stanger as Chair and Mr. Harfenist and Ms. Wilderotter. The Committee met once in 1997. The Committee reviews the Company's general compensation strategies and establishes and reviews compensation for the Chief Executive Officer and other executive officers of the Company.

                            DIRECTORS' COMPENSATION

  Each non-employee Director is entitled to a $20,000 annual retainer and a fee of $1,000 for each Board or Committee meeting attended. Committee chairs are paid a fee of $2,000 per meeting attended. Commencing in 1998, $12,000 of the retainer will be paid in Class A Common Stock of the Company and $8,000 will be paid in cash. Meeting fees will be paid in cash. Each non-employee Director also receives an annual stock option grant of 7,500 shares, priced at the fair market price of the stock on the grant date. The grant date in 1998 was January 27; for subsequent years it shall be the first market trading date of the year. Each new non-employee Director also will receive a 10,000 share sign on option. Dr. Ferguson and Dr. Tow as a result of their employment by Citizens Utilities Company are deemed to be employee Directors and not eligible for compensation as a non-employee Director.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

  In October, 1997, prior to the initial public offering of the Company's Common Stock (IPO) the Board of Directors of the Company established a Compensation Committee (the "Committee") composed of three independent Directors who are responsible for setting and administering compensation, including base salaries, annual incentives, and stock-based awards paid or awarded to executive officers of the Company. The Committee is engaged in fine tuning the Company's compensation strategy and specific incentive plan designs for the remainder of 1998 and future years.

BASE SALARY

  Current base salaries were set prior to the IPO. The Committee will set the base salary levels of executive officers annually, based on the duties and responsibilities which the Company expects each executive to discharge during the coming year and upon the executive's performance during the previous year. The Committee will utilize external market comparisons to industry-specific peers in reaching its determinations.

AT-RISK INCENTIVE COMPENSATION

  Annual incentives were paid in early 1998, based upon a pre-IPO existing annual incentive plan, under which appropriate variable cash compensation was reviewed and determined for 1997 business results and individual performance. All employees of the Company not participating in any sales or other incentive plans are eligible to participate in the annual incentive program.

  The Company adopted, subject to stockholder approval at the May 1998 Annual Meeting, a long-term incentive plan (see "--Common Stock Long-term Incentives" and "Approval of the Electric Lightwave, Inc. Equity Incentive Plan"). Stock options and performance shares were granted to certain officers, directors and key employees at the time of the IPO under the plan. A specific long-term incentive design is being completed for the Equity Incentive Plan.

 ANNUAL CASH INCENTIVES

  To retain and incent employees, ELI's annual cash incentive plan offers a competitive mix of total cash compensation relative to comparable industry norms. Cash incentives are paid to eligible employees during the first quarter of the year based upon prior year goal attainment. At 100% of goal attainment, the cash bonus is 10% of the base salary for most employees. Executive and senior management targets vary based on competitive market practice. Once the gross revenue target is met, cash incentives will increase 5% for every 20% improvement in operating income. If 100% of the goal is not met, the Committee may use its judgment to determine if there will be any cash incentive payout.

  The annual at-risk cash incentives approved by the Committee in 1998 were for 1997 performance. In 1997, ELI achieved 100.7% of its revenue goal and 116% of its Operating Income Before Interest and Taxes goal, excluding the effects of the IPO-related accounting charges/costs. As such, cash incentives were awarded to all 428 employees and 13 executives of the Company.

 COMMON STOCK LONG-TERM INCENTIVES

  In connection with the IPO, in October 1997, the Committee adopted the Electric Lightwave, Inc., Equity Incentive Plan ("EIP"). The purpose of the EIP is to provide equity compensation incentives for high levels of performance and to attract and retain outstanding employees.

  All long-term incentive awards granted in 1997 were under the terms and conditions of the EIP. All option grants were made subject to the completion of the IPO and at the IPO price. The options are nonqualified and have a term of ten years from the date of the IPO. The options vest one-third on each of the first three anniversary dates of the IPO. On November 24, 1997, the date of the IPO, 49 persons were granted a combined total of 2,316,000 stock options, or 4.6% of shares of Common Stock outstanding.

  On November 24, 1997, performance shares were granted with vesting provisions contingent upon both the passage of time and the achievement of gross revenue targets. Time restrictions on the shares lapse over three years, one-third one year from the date of the IPO, and the remaining thirds lapsing on the second and third anniversaries of the IPO. In addition, performance goals must be met prior to lapse. Performance goals will be met for one-third of the shares when $100,000,000 of annual revenues is first achieved for a twelve month period; the second and third goals will be met when $125,000,000 and $155,000,000 of annual revenues are respectively achieved for a twelve month period. Performance shares were granted to 14 directors, officers and employees including the Chief Executive Officer and the Chairman, representing a total of 535,000 shares, or 1.0% of shares of Common Stock outstanding. The restrictions on the Chairman's 125,000 shares will lapse only if the Company attains revenues of at least $170 million for the thirteen months ended June 30, 2001 or for any thirteen month period thereafter until January 2005.

                  COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

  Dr. Ferguson, the Chief Executive Officer and Vice Chairman, is also President and Chief Operating Officer of the Company's parent Citizens Utilities Company. Dr. Ferguson's 1997 compensation was paid to him by Citizens Utilities Company. Dr. Ferguson received an award of performance shares from the Company in 1997, as discussed in the previous paragraph. See "Long-Term Incentive Plans--Awards in 1997" and "Summary Compensation Table". The Company currently expects to make future awards to the Chief Executive Officer under the EIP with the criteria for awards being developed by the Committee. The base salary of Dr. Ferguson will be paid by Citizens Utilities Company as long as he remains an employee of that company.

COMPLIANCE WITH INTERNAL REVENUE CODE SECTION 162(M)

  The Committee has been advised that the compensation paid to the named executive officers in 1997, including the Chief Executive Officer, met the conditions required for full deductibility under Section 162(m) of the Internal Revenue Code ("Code"). Section 162(m) of the Code generally disallows a tax deduction to public companies for compensation paid to the Company's chief executive officer or any of the four other most highly compensated executive officers. Section 162(m) provides that qualifying performance-based compensation will not be subject to the tax deduction limit if certain requirements are met. The Committee has been advised that Section 162(m) does not apply to the stock awards granted in 1997. The Company expects to structure grants under its EIP in a manner that provides for an exemption from
Section 162(m). The Committee recognizes that, in certain instances, it may be in the best interests of the Company to provide compensation that is not deductible.


Robert A. Stanger, Chair, Stanley Harfenist, Maggie Wilderotter

EXECUTIVE COMPENSATION

  The following table shows compensation awarded to, earned by or paid in 1997 to the Company's Chief Executive Officers during 1997, each of the four remaining most highly compensated executive officers serving as executive officers at the end of 1997 and a former executive officer (collectively, the "Named Executive Officers") for all services rendered to ELI during the three most recent fiscal years ended December 31, 1997. The Chairman of the Board is not included in the following executive compensation tables. See "Compensation Committee Report on Executive Compensation--Common Stock Long-term Incentives".

                          SUMMARY COMPENSATION TABLE

                                                                  Long-term Compensation
                                                              -------------------------------
                                 Annual Compensation                 Awards          Payouts
                         ------------------------------------ --------------------- ---------
                                                                         Securities
                                                                           Under-     Long-
                                                              Restricted   lying      term
                                                 Other Annual   Stock     Options/  Incentive    All Other
                         Salary Salary  Bonus(1) Compensation Awards(2)   SARs(3)     Plan    Compensation(4)
          Name            Year     $      ($)         $           $         (#)     Payouts $        $
          ----           ------ ------- -------- ------------ ---------- ---------- --------- ---------------
Daryl A. Ferguson(5)....  1997        0       0        0       666,667          0        0             0
Vice Chairman and
Chief Executive
Officer
David B. Sharkey(5).....  1997  183,333 100,000        0       666,667     40,703        0        30,036
President and Chief       1996  155,830  80,000        0             0     18,084        0        27,790
Operating Officer         1995  150,000  75,000        0             0          0        0             0
and Former CEO
John Wolff..............  1997  141,227  50,000        0        80,000    146,000        0         2,900
Vice President--VP                                                         22,895
New City                  1996  127,500  40,000        0             0      8,127        0         4,750
Development               1995  120,000  40,000        0             0          0        0        15,535
Randall Lis.............  1997  133,278  50,000        0        80,000    146,000        0        10,192
Vice President--                                                           22,895
Staff Support             1996  114,125  40,000        0             0      8,127        0        32,163
                          1995   99,634  30,000        0             0     11,526        0        18,450
Todd Hanson.............  1997  138,223  50,000        0        80,000    146,000        0         4,091
Vice President--                                                           22,895
Engineering               1996  131,401  40,000        0             0          0        0         3,651
                          1995   95,804  40,000        0             0     16,779        0        30,338
James M. Berthot........  1997  119,141  40,000        0        80,000    146,000        0         4,748
Vice President--                                                           22,895
Marketing                 1996  102,391  20,000        0             0      7,987        0         3,671
                          1995   51,602       0        0             0          0        0        13,905
Ernest Yates............  1997  138,044       0        0        80,000    146,000        0         4,491
Former Vice                                                                22,895
President                 1996  107,833  40,000        0             0      8,127        0         3,997
                          1995   71,942  18,000        0             0          0        0        34,907

--------

(1) Bonus amounts awarded were for performance for the stated Salary Year, notwithstanding determination of the bonus amount in the subsequent year.

(2) Amount in table represents the one-third portion of a performance share grant made in connection with the initial public offering of the Company that may be subject to vesting in 1998. Value shown in table is as of the date of grant. As of December 31, 1997, the total number of performance shares of the Company held by the Named Executive Officers of the Company was 310,000. Although shown on the table, Mr. Yates' award was automatically canceled upon the cessation of his employment with the Company. The market value of the shares as of December 31, 1997 was $4,303,833. 125,000 shares were held by each of Dr. Ferguson and Mr. Sharkey, and 15,000 shares were held by each of Messrs. Wolff, Lis, Hanson and Berthot. Recipients of performance shares have the right to receive dividends.

(3) All options in this column, except options in the amount of 146,000 shares shown in 1997 for Messrs. Wolff, Lis, Hanson, Berthot and Yates, are exercisable for shares of common stock of Citizens. The options for 146,000 shares each are exercisable for Class A Common Stock of the Company. Citizens options are adjusted to reflect stock dividends paid subsequent to date of grant. All awards of Citizens options were granted under the Citizens Utilities Company Management Equity Incentive Plan or its successor plan, the Equity Incentive Plan. Options in Company stock were granted under the Company's Equity Incentive Plan which is subject to stockholder approval at the Company's 1998 Annual Meeting. All options granted to Mr. Yates will not become exercisable by him in accordance with their terms as the employment of Mr. Yates has been terminated.

(4) Represents the Company's matching contribution to each executive's 401(k) plan. Additionally represents $27,286 for the 1997 and $25,453 for the 1996 economic benefit of split-dollar life insurance for Mr. Sharkey, $28,271 for relocation allowances paid to Mr. Lis in 1996 and $9,935, $18,450, $28,898, $13,905 and $33,610 for relocation allowances paid to Messrs. Wolff, Lis, Hanson, Berthot and Yates in 1995.

(5) Dr. Ferguson, Chief Executive Officer of the Company since October, 1997, is the President and Chief Operating Officer of Citizens. He was compensated by Citizens. The Company and Citizens have entered into an agreement pursuant to which Dr. Ferguson's services will be rendered and paid for. See "Agreements with Citizens--Administrative Services Agreement." Dr. Ferguson received an award of performance shares from the Company in 1997. See footnote 2 to this table. The Compensation Committee may grant additional incentive awards to him in the future. Mr. Sharkey was Chief Executive Officer of the Company from August 1994 until October 1997.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

  The following table sets forth the options granted to the Named Executive Officers in 1997.

                       NUMBER OF     % OF TOTAL  EXERCISE
                       SECURITIES   OPTIONS/SARS  OR BASE
                       UNDERLYING    GRANTED TO  PRICE AT             GRANT DATE
                      OPTIONS/SARS  EMPLOYEES IN   GRANT   EXPIRATION  PRESENT
       NAME          GRANTED (#)(1) FISCAL YEAR  ($/SH)(2)    DATE    VALUE $(3)
       ----          -------------- ------------ --------- ---------- ----------
Daryl A. Ferguson..           0           0            0          --        --
David B. Sharkey...           0           0            0          --        --
John Wolff.........     146,000           6%       16.00    11/24/07   748,980
Randall Lis........     146,000           6%       16.00    11/24/07   748,980
Todd Hanson........     146,000           6%       16.00    11/24/07   748,980
James M. Berthot...     146,000           6%       16.00    11/24/07   748,980
Ernest Yates (4)...     146,000           6%       16.00    11/24/07   748,980

--------
(1) All options become exercisable at the rate of one-third per year on November 24, 1998, 1999 and 2000.

(2) Initial public offering price.

(3) Based on the Black-Scholes option pricing model adapted for use in valuing executive stock options. The actual value, if any, an executive may realize will depend on the excess of the stock price over the exercise price on the date the option is exercised, so that there is no assurance the value realized, if any, by an executive will be at or near the value estimated by the Black-Scholes model. The estimated values under that model are based on arbitrary assumptions as to variables such as interest rates, stock price volatility and future dividend yield. The pricing model assumes a dividend yield of 0 %, a riskless rate of return of 5.87%, a seven-year term of exercise and volatility of 0.13.

(4) The option award to Mr. Yates will not become exercisable by him as a result of its terms as the employment of Mr. Yates has been terminated.

  In addition to the Company options set forth in the table above, options for Citizens common stock were granted to each of the Named Executive Officers in 1997. The Citizens options become exercisable at the rate of one-third per year on September 25, 1998, 1999 and 2000. The options have a ten year term and the exercise price at time of grant was $8.875. Options for 135,000 shares were granted to Dr. Ferguson and options for 40,000 shares were granted to Mr. Sharkey. The remaining Named Executive Officers were granted 22,500 shares each. A Black-Scholes option pricing model as referred to in footnote 3 above was used to value the options. The model assumes a dividend yield of 0%, a riskless rate of return of 6.14%, a seven-year term of exercise, and volatility of 0.32. The determined value was $573,750 for Dr. Ferguson, $170,000 for Mr. Sharkey and $115,625 for each of the other Named Executive Officers.

               AGGREGATED 1997 OPTION/SAR EXERCISES AND VALUE OF
                 OUTSTANDING OPTIONS/SARS AT DECEMBER 31, 1997

  The following table sets forth option and stock appreciation rights exercised by the Named Executive Officers during 1997 and the number and value of options held by them on December 31, 1997. There were no outstanding stock appreciation rights relating to the Company's Common Stock on December 31, 1997. No exercises occurred during 1997 of options or stock appreciation rights relating to the Company's Common Stock.

                                                 Number of Securities
                                                Underlying Unexercised     Value of Unexercised
                                                    Options/SARs at      In-the-money Options/Sars
                            Shares     Value      Fiscal Year-End (#)     at Fiscal Year-end ($)
                         Acquired on  Realized ------------------------- -------------------------
          Name           Exercise (#)    $     Exercisable Unexercisable Exercisable Unexercisable
          ----           ------------ -------- ----------- ------------- ----------- -------------
Daryl A. Ferguson.......       0          0          0              0          0            0
David B. Sharkey........       0          0          0              0          0            0
John Wolff..............       0          0          0        146,000          0            0
Randall Lis.............       0          0          0        146,000          0            0
Todd Hanson.............       0          0          0        146,000          0            0
James M. Berthot........       0          0          0        146,000          0            0
Ernest Yates............       0          0          0        146,000          0            0

  The closing price of the Company's Class A Common Stock on December 31, 1997 was $13.88.

                   LONG-TERM INCENTIVE PLANS-AWARDS IN 1997

  The following table sets forth the Long-Term Incentive Plans-Awards in 1997 for the Named Executive Officers.

                                                           Estimated Future Payouts Under Non-
                            Number of     Performance or         Stock Price-Based Plans
                          Shares, Units    other Period   --------------------------------------
                         or other Rights until Maturation Threshold Target Number Maximum Number
          Name               (#)(1)       or Payout (1)      (#)      of Shares     of Shares
          ----           --------------- ---------------- --------- ------------- --------------
D. A. Ferguson..........     125,000        1998-2000          0       125,000       125,000
D. B. Sharkey...........     125,000        1998-2000          0       125,000       125,000
John Wolff..............      15,000        1998-2000          0        15,000        15,000
Randall Lis.............      15,000        1998-2000          0        15,000        15,000
Todd Hanson.............      15,000        1998-2000          0        15,000        15,000
James M. Berthot........      15,000        1998-2000          0        15,000        15,000
Ernest Yates............      15,000        1998-2000          0        15,000        15,000

--------
(1) In connection with the Initial Public Offering of the Company, Dr. Ferguson and Mr. Sharkey were each granted 125,000 performance shares of Class A Common Stock, subject to performance standards. Messrs. Wolff, Lis, Hanson, Berthot, and Yates were each granted 15,000 performance shares. The restrictions will lapse as to one-third of the shares on the later of the first anniversary of the grant date or the attainment of at least $100 million of revenues in a trailing 12-month period, as to the second third on the later of the second anniversary of the grant date or the attainment of at least $125 million of revenues, and as to the remaining third on the later of the third anniversary of the grant date or the attainment of at least $155 million of revenues, provided the officer is employed on the lapse date. Mr. Yates' performance shares were canceled as a result of the cessation of his employment with the Company.

                                 PENSION PLAN

  The Company does not have a pension plan. Mr. Sharkey is covered by Citizens' noncontributory qualified retirement plan that provides benefits based on formulas related to base salary and years of service. Benefits shown are not subject to reduction for Social Security payments. The following table illustrates the estimated annual plan pension benefits available to Mr. Sharkey upon retirement at age 65 assuming a preretirement death benefit election of 100% joint and survivorship benefits. The remuneration classifications are based on the highest five-year average annual salary (subject to the limitation of the Internal Revenue Code of 1986 on the amount of annual compensation which may be credited to a participant's retirement benefits) and the years of service represent years of credited service.

                              PENSION PLAN TABLE

                                                                    Years of
                                                                     Service
                             Remuneration                           --------
                            (000 Omitted)                         5  10  15  20
                            -------------                        --- --- --- ---
      $160...................................................... $12 $25 $37 $49

  Full years of credited service for Mr. Sharkey are three.

                                    GRAPH


                           ELECTRIC LIGHTWAVE, INC.
                    COMPARISON OF CUMULATIVE TOTAL RETURN*


                                11/24/97        12/31/97        3/31/98
                                --------        --------        -------

ELECTRIC LIGHTWAVE, INC.        $100            $ 93            $125

PEER GROUP + ELECTRIC           $100            $103            $151
LIGHTWAVE, INC.

NASDAQ                          $100            $ 98            $115


* $100 invested on 11/24/97 in stock or index including reinvestment of dividends. Periods ending December 31, 1997 and March 31, 1998.



  The Company's Class A Common Stock has been publicly traded since November 24, 1997. The graph shows the period November 24, 1997 through December 31, 1997 and, to provide the longest available performance period, as permitted by the SEC, from December 31, 1997 through March 31, 1998. The graph assumes $100 invested in Company stock and in the two comparison indices (the Nasdaq Stock Market-US and a peer group) on November 24, 1997 as required by SEC rules, and that all quarterly dividends were reinvested at the average closing stock prices at the beginning and end of the quarter. The peer group consists of the Company and the below listed companies selected by the Company in good faith that provide services similar to those of the Company. The Peer group companies are Advanced Radio Telecom Corp.; American Comm. Services, Inc.; COLT Telecom Group, PLC; GST Telecom; ICG Communications; Intermedia Communications; McLeod USA, Inc.; NEXTLINK Communications, Inc.; Teligent, Inc. and WinStar Communications.

                           AGREEMENTS WITH CITIZENS

GENERAL

  Citizens owns 100% of the outstanding Class B Common Stock of the Company, which represents approximately 97% of the combined voting power of all of the outstanding Common Stock. Leonard Tow, Chairman of the Board of the Company, is the Chairman of the Board and Chief Executive Officer of Citizens. Daryl A. Ferguson, Vice Chairman and Chief Executive Officer of the Company, is President and Chief Operating Officer of Citizens. David B. Sharkey, President and Chief Operating Officer and a Director of the Company, is an executive officer of Citizens. Stanley Harfenist and Robert Stanger, Directors of the Company, are Directors of Citizens.

  The Company's relationship with Citizens is governed by agreements entered into with Citizens in connection with the IPO, including an Administrative Services Agreement, a Tax Sharing Agreement, an Indemnification Agreement, a Customers and Service Agreement and a Registration Rights Agreement, the material terms of which are described below.

ADMINISTRATIVE SERVICES AGREEMENT

  The Administrative Services Agreement (the "Administrative Services Agreement") provides for Citizens to render certain financial management services, information services, legal and contract services, human resources services and corporate planning services to the Company. Under the terms of the Administrative Services Agreement, all of the services will be rendered by Citizens subject to the oversight, supervision and approval of the Company, acting through its Board of Directors.

  The administrative costs to be paid by the Company to Citizens pursuant to the Administrative Services Agreement are not expected to exceed the fees that would be paid if such services were to be provided by an independent third party.

  The Administrative Services Agreement will terminate on December 31, 2005, unless earlier terminated by Citizens or the Company. The Administrative Services Agreement will be automatically renewed for additional terms of two years unless either party gives at least six months written notice prior to a scheduled termination date. The Administrative Services Agreement can be terminated upon a material breach and will be terminated upon a change of control of the Company.

TAX SHARING AGREEMENT

  As the Company is included in Citizens' federal consolidated income tax group, the Company's federal income tax liability is included in the consolidated federal income tax liability of Citizens and its subsidiaries. The Company is also included with certain Citizens subsidiaries in combined, consolidated or unitary income tax groups for state and local tax purposes. The Company and Citizens are parties to a federal, state and local tax-sharing agreement (the "Tax Sharing Agreement"). Pursuant to the Tax Sharing Agreement, the Company and Citizens will make payments between them such that, with respect to any period, the amount of taxes to be paid by the Company, subject to certain adjustments, will generally be determined as though the Company were to file separate federal, state and local income or franchise tax returns (including, except as provided below, any amounts determined to be due as a result of a re-determination of the tax liability of Citizens arising from an audit or otherwise). The Company will be responsible for any tax liability due any foreign jurisdiction arising from its business activities. The Tax Sharing Agreement will remain in effect so long as any taxing jurisdiction requires the filing of a combined tax return by both Citizens and the Company.

  Citizens has sole and exclusive responsibility for (i) preparing any tax returns (including amended returns or claims for refund) of the Company; (ii) representing the Company with respect to any tax audit or tax contest; (iii) engaging outside counsel and accountants with respect to tax matters regarding the Company; and (iv) performing such other acts and duties with respect to the Company's tax returns as Citizens determines is appropriate. The amounts that the Company will pay Citizens under the Administrative Services Agreement will encompass reimbursement to Citizens for all direct and indirect costs and expenses incurred with respect to the Company's share of the overall costs and expenses incurred by Citizens with respect to tax related services.

  Each member of a consolidated group is jointly and severally liable for the federal income tax liability of each other member of the consolidated group. Accordingly, although the Tax Sharing Agreement allocates tax liabilities between the Company and Citizens, during the period in which the Company is included in Citizens' consolidated group, the Company could be liable in the event that any federal tax liability is incurred, but not discharged, by any other member of Citizens' consolidated group.

INDEMNIFICATION AGREEMENT

  The Company and Citizens are parties to an indemnification agreement (the "Indemnification Agreement"). The Indemnification Agreement provides that the Company will indemnify Citizens for any liabilities incurred by Citizens under any guarantees of the Company's obligations or liabilities of the Company and that the Company will pay Citizens for its direct costs, if any, of maintaining such guarantees.

REGISTRATION RIGHTS AGREEMENT

  The Company and Citizens are parties to a Registration Rights Agreement (the "Registration Rights Agreement"). The Registration Rights Agreement provides that, upon the request of Citizens, the Company, at its expense, will use its best efforts to effect the registration under the applicable federal and state securities laws of any of the shares of Common Stock (and any other securities issued in respect of or in exchange therefor) held by Citizens for sale in accordance with Citizens' intended method of disposition thereof and will take such other actions necessary to permit the sale thereof in other jurisdictions, subject to certain specified limitations. Citizens will also have the right, at its expense, to include the shares of Common Stock held by it in certain other registrations of common equity securities of the Company initiated by the Company on its own behalf or on behalf of its other shareholders.

CUSTOMERS AND SERVICE AGREEMENT

  The Company and Citizens are parties to a Customers and Service Agreement (the "Customers and Service Agreement"). The Customers and Service Agreement contains provisions prohibiting the Company from competing with Citizens for customers in Citizens' existing service areas and in certain new lower density territories which Citizens will have been first to enter after the IPO. Citizens has agreed that it will not compete with the Company in the service territories in which the Company is currently providing services and in certain new higher density territories which the Company will have been first to provide services after the IPO. Neither Citizens nor the Company may solicit an existing wholesale customer of the other company for services which such customer is currently receiving under contract from the other company. The relevant provisions were intended to permit the Company to continue all activities in which it engaged prior to the IPO, and to expand into related markets. The Customers and Service Agreement will remain in effect until Citizens ceases to own a majority of the voting interest of the capital stock of the Company or its designees cease to constitute a majority of the directors.

CITIZENS' GUARANTEES OF THE COMPANY'S OBLIGATIONS

  LEASE

  In June 1995 the Company entered into agreements to lease certain equipment to be constructed for the Company (the "Lease"). The lessor has agreed to commit up to a maximum of $110,000,000 of the cost of purchasing and installing the equipment. Rental obligations for the equipment commenced in June 1995, and, with renewal options, will expire on April 30, 2002. Citizens has guaranteed all obligations of ELI under the Lease and the Company will pay Citizens a guarantee fee of 3.25% per annum of the amount of the lessor's investment in the leased assets.

  CREDIT FACILITY

  On November 2, 1997, the Company and Citizens entered into a five-year, $400 million revolving Credit Facility with Citibank, as agent for a group of lending banks. Citizens has agreed to guarantee all debt obligations under the Credit Facility. The Credit Facility requires that Citizens maintain a minimum net worth of at least $1 billion and continue to own at least 51% of the outstanding Common Stock of the Company. The Company has agreed to pay Citizens a guarantee fee at a rate of 3.25% per annum based on the average balance outstanding.

  REFINANCING OF OBLIGATIONS

  Citizens and the Company have agreed that, if Citizens intends to reduce its economic interest in the Company to less than 51%, Citizens will be entitled to request the Company to refinance its obligations under the Lease and the Credit Facility and the Company shall be obligated to use its best efforts to do so. This refinancing would occur when Citizens reduces its economic interest in the Company to less than 51%.

TELECOMMUNICATIONS SERVICES

  Citizens has leased long term rights to fiber optic lines from the Company for which Citizens has agreed to pay an annual fee of $360,000. Also, Citizens and the Company have agreed to combine their purchases of long-haul services in an arrangement with a long distance company in order to receive a lower unit cost. The Company has agreed to reimburse Citizens for the cost of the Company's usage and pay an additional fee consisting of 5% of such cost. The agreement was replaced effective May 1, 1997 with a 24-month term agreement which removed the 5% additional fee.

OTHER

  In the future, additional transactions may occur and agreements be reached between the Company and Citizens in a number of areas relating to their past and ongoing relationships, including potential acquisitions of businesses or properties or other corporate opportunities, potential competitive business activities, payment of dividends, incurrence of indebtedness, guarantees, tax matters, financial commitments, marketing functions, indemnity arrangements, registration rights, administrative and services arrangements, and issuances or sales of capital stock of the Company.

                   APPROVAL OF THE ELECTRIC LIGHTWAVE, INC.
                             EQUITY INCENTIVE PLAN

  At the Annual Meeting, stockholders will be requested to approve the Electric Lightwave, Inc. Equity Incentive Plan (the "Plan") which has been adopted by the Company's Board of Directors upon the recommendation of its Compensation Committee (the "Committee").

  The Board of Directors believes that employees and other qualified persons and the intense growing competition for outstanding capable executives, managers and others makes it imperative that the Company maintain strong and competitive incentive compensation programs. Now that the Company has become a publicly held company, an incentive plan based on the Company's publicly traded Common Stock provides an excellent vehicle to assist the Company in attracting and retaining outstanding management, including directors and consultants, as well as officers and other employees by providing them with incentives to render superior services for the Company and any future subsidiaries. The full text of the Plan is set forth as Appendix A hereto, and the reader is urged to refer to it for a complete description of the proposed Plan. The summary of principal features of the Plan which follows is qualified entirely by such reference. Compliance with all applicable regulatory requirements will be necessary. The Board of Directors recommends a vote for approval of the Equity Incentive Plan.

PURPOSE OF THE PLAN

  The purpose of the Plan is to provide compensation incentives for high levels of performance and productivity by employees of the Company and its Participating Companies (as defined below) and individuals who perform services for the Company as director, consultant or otherwise. The Plan is intended to strengthen the Company's existing operations and its ability to attract and retain outstanding personnel upon whose judgment, initiative and efforts the continued efficiency, productivity, growth and development of the Company is dependent, as well as encourage such personnel to have a greater personal financial investment in the Company through ownership of its Common Stock.

SHARES SUBJECT TO THE PLAN; DURATION OF THE PLAN

  Awards granted under the Plan will relate to shares of the Company's Class A or Class B Common Stock. The maximum number of shares of Common Stock which will be issued pursuant to awards at any time will be no more than 4,170,600 shares, or 8.3% of currently outstanding Common Stock. No individual shall be granted more than 500,000 shares in any calendar year if the award is denominated in number of shares or, if the award is denominated in dollars, $750,000 in dollar value. These shares will be divided among the various components of the Plan in such manner as the Committee shall determine or authorize. No awards will be granted more than ten years after the effective date of the Plan.

  Any shares of Common Stock which were issued and have been forfeited or were subject to awards under the Plan which have expired or terminated for any reason will thereupon become available for issuance pursuant to awards granted thereafter during the term of the Plan, except for awards to "covered employees" within the meaning of Section 162(m) of the Code and as required to conform to the requirements of Rule 16b-3 under the Exchange Act or other applicable law. Shares of Common Stock received by the Company in connection with the exercise of an award shall also be available for issuance under the Plan, subject to the limitations noted above.

  The number and kind of securities which are authorized to be issued under the Plan or pursuant to then outstanding awards are subject to adjustments to prevent enlargement or dilution of rights resulting from stock dividends, stock splits, recapitalizations, reorganizations or similar transactions.

  The average of the high and low quoted prices of the Company's Class A Common Stock on April 20, 1998 was $18.75.

PARTICIPATION

  All employees, officers and directors of the Company and Participating Companies and individuals who perform services for the Company as a director, consultant or otherwise upon whose judgment, initiative, productivity, growth and development of the Company is dependent are eligible for selection to participate in the Plan. A Participating Company is the Company or any subsidiary or other affiliate of the Company which is 50% or more owned directly or indirectly by the Company or which owns 50% or more of the voting power of the shares of Common Stock of the Company or is controlled by, or controls, or is under common control with the Company. The Committee and the Board have made awards of shares under the Plan in connection with the public offering of shares of Class A Common Stock and have made subsequent awards.

ADMINISTRATION

  The Plan will be administered by the Committee consisting of members of the Board of Directors. The Administration of the Plan is intended to satisfy any "nonemployee director" or similar requirements under the Securities Exchange Act of 1934 rules and "outside directors" or similar requirements under
Section 162(m) of the Code. Subject to the express provisions of the Plan, the Committee is authorized among other things, to (a) determine those eligible individuals or groups to whom awards may be granted; (b) grant awards to any eligible individual; (c) determine the terms and conditions (which need not be identical) of each award; (d) establish and modify performance objectives; (e) determine the rights of each participant after employment or the rendering of services has terminated and the periods during which any rights may be exercised; (f) modify or amend any award (by cancellation and re-grant or substitution of awards or otherwise and with terms and conditions more or less favorable to the employee) or waive any restrictions or conditions applicable to any award or the exercise or realization thereof (except that, with certain exceptions based on regulation, the Committee may not undertake any such modifications, amendments or waivers if the effect thereof, taken as a whole, adversely and materially affects the rights of any recipient of a previously granted award without his or her consent); (g) prescribe and rescind rules, regulations and policies for the administration of the Plan; (h) interpret, construe and administer the Plan and any related award agreement and define the terms employed therein; and (i) make all of the determinations necessary or advisable with respect to the Plan or any award granted thereunder. Any power, action, authority, or discretion granted to or exercisable by the Committee pursuant to the provisions of the Plan may, if the Committee or the Board so determines, be exercised by or delegated by the Board.

AWARDS

  STOCK OPTIONS

  Under the Plan, a Stock Option, which may be a non-qualified or an incentive stock option, may be granted either alone or in conjunction with one or more other awards. The exercise price, except in the discretion of the Committee in the case of non-statutory options granted to new employees or others who commence to render services, shall be equal to or greater than the 85% of the fair market value of the underlying Common Stock on the date of grant or, in the case of a SAR or incentive Stock Options, 100% of the fair market value on such date. The term of each Stock Option shall also be determined by the Committee but may not exceed ten years from the date of grant. Upon exercise, the option price of each Stock Option is payable by the option holder in cash or, in the sole discretion of the Committee, through the delivery of shares of the Company's Common Stock valued at their fair market value as determined by the Committee, or in a combination of cash and shares. The Committee may grant a replacement Stock Option to an option holder to replace the shares which the option holder delivered to the Company. The Committee may also accept the surrender of the right to exercise any Stock Option for payment in cash or shares or any combination thereof. The Committee may also grant stock appreciation rights, free standing or in tandem with Stock Options, which entitle the holder thereof to receive a similar payment at his or her election.

  The Committee may grant a replacement Stock Option to an employee for a number of shares equal to the number of shares which the option holder delivered to the Company in payment of, or sold for payment of, the price of any Stock Option or stock purchase right or any related income taxes with respect to any such Stock Option or stock purchase right of the Company held by the employee. The option price of any replacement Stock Option shall be subject to the restrictions summarized above, except that the option price may not be less than 100% of the fair market value of the Common Stock delivered to the Company on the date of such payment.

  The Committee is also authorized, in its sole discretion and upon such terms and conditions as it may deem appropriate, to accept the surrender of the right to exercise any Stock Option granted under the Plan as to all or any of the shares as to which the Stock Option is then exercisable for alternative settlement by payment to the option holder of an amount not to exceed the difference between the option price and the then fair market value of the shares as to which such right of exercise is surrendered. Such payment may be made in cash or in shares of the Company's Common Stock (valued at the then fair market value) or any combination thereof as the Committee determines in its sole discretion. The Committee may also grant stock appreciation rights, free standing or in tandem with Stock Options, which entitle the holder thereof to receive a similar payment at his or her election.

  OTHER STOCK-BASED AWARDS

  In order to enable the Company and the Committee to respond quickly to significant developments in applicable tax and other legislation and regulations and to trends in executive compensation practices, the Plan also authorizes the Committee to grant other stock-based awards to employees eligible for selection to participate in the Plan. Other stock-based awards will consist of awards that are valued in whole or in part by reference to, or otherwise based on, the Company's Common Stock and may include, but are not limited to, performance shares, restricted stock, and deferred stock. Reference is made to the Plan for Plan provisions applicable to performance shares, restricted stock and deferred stock. Subject to the terms of the Plan, the Committee may determine any and all terms and conditions of other stock-based awards. The total number of shares of Common Stock which may be issued pursuant to all components of the Plan may not exceed the limit stated above under "Shares Subject to the Plan; Duration of the Plan."

  The Plan also authorizes the Committee to grant other stock-based awards to eligible individuals, which consist of awards that are valued in whole or in part by reference to, or otherwise based on, the Company's Common Stock and may include, but are not limited to, restricted stock, performance shares, phantom shares, and deferred stock. Subject to the terms of the Plan the Committee may determine any and all terms and conditions of all stock-based awards. The performance objectives determined by the Committee for each performance share award shall be based on: stock price; market share; sales; earnings per share; operating cash flow; free cash flow; net income or loss; net income or loss adjusted to exclude specified items such as gain or losses from extraordinary or non-recurring items and non-cash expense and income, and before specified expense items such as interest, depreciation, amortization and income taxes; EBITDA; revenues; return on equity or assets; cost control; or a combination of any of the foregoing.

  Payment or settlement of other stock-based awards will be in cash or in shares of the Company's Common Stock or in any combination thereof as the Committee determines in its sole discretion. The Committee may permit the payment of withholding taxes due in connection with awards under the Plan by the withholding of shares to be issued under the award or by the employee's delivery of other shares of Common Stock of the Company.

CHANGE IN CONTROL PROVISIONS

  Awards may include, or may incorporate from any relevant guidelines adopted by the Committee, terms which provide that any or all of the following actions or consequences, with any modifications adopted by the Committee, may occur as a result of, or in anticipation of, any Change in Control (as defined below) to assure fair and equitable treatment of participants: (i) acceleration of time periods for purposes of vesting, or realizing gain from, any outstanding award (including the immediate exercisability in full of Options held for six months or more); (ii) purchase of any outstanding award from the holder for its equivalent value, as determined by the Committee; (iii) adjustments or modifications to outstanding awards, including the modification or elimination of restrictions and performance goals, as the Committee deems appropriate to maintain and protect the rights and interests of participants. A "Change in Control" is defined to mean the occurrence of any of the following events: (i) a person or group (other than Citizens) becomes the owner of stock having 20% or more of the total number of votes that may be cast for the election of members of the Board; (ii) a consolidation or merger or sale of assets in which the Company is not the surviving corporation or, subject to exceptions, pursuant to which the Company's stock will be converted into cash, securities or other property or a sale, lease, exchange or other transfer of 51% or more of the assets of the Company; or (iii) as a result of or in connection with any cash tender or exchange offer, merger or other business combination, sale of assets or contested election, or any combination of the foregoing transactions, the persons who are members of the Board before the transaction shall cease to constitute a majority of the Board of the Company.

  The Plan is subject to amendment or termination at any time by the Board of Directors. However, no amendment or modification would become effective unless approved by the affirmative vote of the stockholders of the Company if such approval is necessary or deemed desirable for the continued validity of the Plan or its compliance with any tax or securities law rule or regulation of any stock exchange or stock market, or other legal or regulatory requirement.

  These provisions in the Plan allowing the Committee to award accelerated vesting upon a Change in Control could in some circumstances have the effect of an "anti-takeover" defense because, as a result of these provisions, a Change in Control of the Company could be more difficult or costly. This, however, is not the Company's intention in adopting the Plan, because the purpose of the Plan is to attract and retain the most qualified persons available to contribute to the future success of the Company.

                                  PLAN AWARDS

                                               EQUITY INCENTIVE PLAN
                                      -----------------------------------------
                                      DOLLAR   NUMBER OF
                                       VALUE  PERFORMANCE    NUMBER OF SHARES
         NAME AND POSITION            ($)(1)   SHARES(2)   UNDERLYING OPTION(3)
         -----------------            ------- -----------  --------------------
Daryl A. Ferguson                           0   125,000                       0
 Vice Chairman and Chief Executive
 Officer
David B. Sharkey                            0   125,000                       0
 President and Chief Operating
  Officer
John Wolff                                  0    15,000                 146,000
 Vice President--VP New City
  Development
Randall Lis                                 0    15,000                 146,000
 Vice President--Staff Support
Todd Hanson                                 0    15,000                 146,000
 Vice President--Engineering
James M. Berthot                            0    15,000                 146,000
 Vice President--Marketing
Ernest Yates(4)                             0    15,000                 146,000
 Former Vice President
Executive Group                             0   465,000(5)              966,000
Non Executive Director Group          $36,000         0    110,000(6)/22,500(7)
Non Executive Officer Employee Group        0    70,000               1,369,000

--------
(1) Represents the dollar value of an annual grant of unrestricted shares of Common Stock of the Company.
(2) Represents performance shares of the Company, whose dollar value cannot presently be determined.
(3) Represents options to purchase shares of Common Stock of the Company.
(4) All of Mr. Yates' awards are canceled as a result of the cessation of his employment with the Company.
(5) Includes 125,000 performance shares granted to Leonard Tow, Chairman.
(6) Represents a one-time grant of options in connection with the IPO.
(7) Represents options to be granted annually.

  Subject to stockholder approval of the Plan options under the Plan, have been granted as follows: Daryl A. Ferguson, Vice Chairman and Chief Executive Officer--0; David B. Sharkey, President and Chief Operating Officer--0; John Wolff, Vice President--VP New City Development--146,000; Randall Lis, Vice President--Staff Support--146,000; Todd Hanson, Vice President--Engineering-- 146,000; James M. Berthot, Vice President--Marketing--146,000; Earnest Yates, Former Vice President--146,000; Executive Officers as a group--966,000; Non-Executive Directors as a group--132,500; Non-Executive Officer Employees as a group--1,369,000; Stanley Harfenist, nominee for director--97,500; Robert Stanger, nominee for Director--17,500; Maggie Wilderotter, nominee for Director--17,500. The exercise price of all such options is $16 per share (except for 22,500 options granted to the Non-Executive Directors as a group whose exercise price is $12.66). The options become exercisable at the rate of one-third per year on November 24, 1998, 1999 and 2000, and remain exercisable until November 24, 2007 (except for 22,500 options granted to the Non-Executive Directors as a group, which become exercisable at the rate of one-third per year on January 27, 1999, 2000 and 2001, and remain exercisable until January 27, 2008).

FEDERAL INCOME TAX CONSEQUENCES

  The following is a brief summary of the principal federal income tax consequences under current federal income tax laws relating to awards under the Plan.

  STOCK OPTIONS

  Under the Plan, the Committee may grant options which either qualify or do not qualify as "incentive stock options" as defined in Section 422 of the Code. No taxable income will be realized by an option holder and no deduction will be available to the Company upon the grant of either type of option. However, the tax consequences of the exercise of the option and subsequent disposition of the shares received upon exercise will depend upon which type of option is granted.

  INCENTIVE STOCK OPTIONS

  No regular taxable income will be realized by an option holder upon the exercise of an incentive stock option if the holding period and employment requirements contained in the Code are met. However, the spread between the exercise price and the fair market value on the date of exercise will be an item of tax preference which may give rise to alternative minimum tax liability at the time of exercise. Under the holding requirements, the option holder must not dispose of the shares within two years of the date the Option was granted nor within one year from the time of exercise; and the option holder generally must exercise the Option while employed by the Company or its subsidiaries or within three months after the termination of such employment.

  Upon the subsequent disposition of shares acquired through the exercise of an incentive stock option after satisfaction of the above holding period and employment requirements, any gain or loss realized upon such disposition will be treated as capital gain or loss to the optionee, and the Company will not be entitled to any income tax deduction in respect to the exercise of the Option or the disposition of the shares received upon exercise. For purposes of determining the amount of such gain or loss, the option holder's tax basis in the shares will be the option price.

  If the holding period or employment requirements are not met, the Option will be treated as one which does not meet the requirements of the Code for incentive stock options, and the tax consequences in the following paragraphs for non-qualified options generally apply. However, in the event shares acquired pursuant to an incentive stock option are disposed of prior to meeting the holding period requirements, gain or loss will be recognized at that time and measured as the difference between the sales price and the option price; but the amount of ordinary income to the optionee, if any, cannot exceed the excess, if any, of the fair market value of the stock at exercise over the option price.

  NON-QUALIFIED STOCK OPTIONS

  At the time of exercise of a non-qualified option, an option holder will realize taxable income at ordinary income tax rates, and the Company will be entitled to a deduction in the amount by which the then fair market value of the shares purchased exceeds the option price of the shares. The option exercise may be subject to applicable reporting or withholding requirements of the tax law.

  Upon the subsequent disposition of shares received upon exercise of a non-qualified option, an option holder will also realize income or loss in an amount equal to the difference between the sales price of the shares and the fair market value of the shares used for computing ordinary income or loss realized in connection with the exercise of the Option. The income or loss will be long, medium or short-term capital gain or loss depending upon the length of time the shares have been held from the date as of which ordinary income or loss was recognized in connection with the exercise of the Option.

  STOCK APPRECIATION RIGHTS

  The exercise of a stock appreciation right will result in ordinary income to the holder in the year the stock appreciation right is exercised. The amount of income recognized will be equal to the total value of all cash and the fair market value of the Common Stock received pursuant to the exercise of the stock appreciation right. The Company will be entitled to a corresponding income tax deduction equal to such amount subject to certain requirements. The tax treatment of a stock appreciation right is the same whether the stock appreciation right is exercised in conjunction with an incentive stock option or a non-qualified stock option.

  ALL STOCK OPTIONS

  If an option holder tenders shares of the Company's Common Stock in partial or full payment of the option price for shares to be acquired through the exercise of an option, the Option holder generally will not recognize any taxable gain or loss on the tendered shares. However, if the shares tendered were previously acquired upon the exercise of an incentive stock option and such exercise occurs prior to satisfaction of the holding period requirement for the tendered shares, the tender of such shares will be an early disposition with the tax consequences described above for an early disposition of shares acquired upon exercise of an incentive stock option.

  In the case of a tender of shares in partial or full payment of the option price, the option holder's tax basis in the shares received upon exercise of the option is not uniform. The number of shares acquired that equals the number of shares tendered will take the tax basis of the tendered shares including the effect of the tax consequences of any early disposition. The additional shares acquired in excess of the number of shares tendered will have a tax basis equal to the ordinary income realized on the exercise in the case of a non-qualified option. In the case of an incentive stock option, the tax basis in the additional shares will be zero.

  Cash payments by the Company to an option holder upon surrender of the right to exercise any stock option are subject to withholding and are taxable to the option holder at ordinary income tax rates and deductible by the Company at the time of payment. When such payments are made in shares of the Company's Common Stock, the fair market value of the shares at the time of payment are taxable to the option holder at ordinary income tax rates and deductible to the Company. Upon the disposition of the shares received, taxable income or loss also will be realized in an amount equal to the difference between the sales price of the shares and the fair market value of the shares on the date they were taxable to the option holder. The income or loss will be a capital gain or loss depending upon the period of time the shares have been held by the option holder.

  OTHER STOCK-BASED AWARDS

  Generally, an employee will not realize any income upon the grant of other stock-based performance awards. Upon the payment of other stock-based awards, an employee will realize compensation taxable as ordinary income, and the Company will be entitled to a corresponding deduction in an amount equal to the sum of any cash received by the employee plus the fair market value of any shares of Common Stock received by the employee. However, if any such shares are subject to substantial restrictions such as a requirement of continued employment or the attainment of certain performance objectives, the employee will not recognize income and the Company will not be entitled to a deduction until the restrictions lapse, unless the employee elects otherwise. The amount of the employee's income and the Company's deduction will be the fair market value of the shares at the time the restrictions lapse.

  An employee will not realize any taxable income upon the grant of an award of restricted stock unless the employee elects to be taxed at that time in accordance with Section 83 of the Code. Generally, any dividends received by the employee with respect to shares of restricted stock prior to the date the employee realizes income with respect to such an award will be treated by the employee as compensation taxable as ordinary income; and the Company will be entitled to a deduction equal to the amount of ordinary income realized by the employee. Upon the lapse of restrictions on restricted stock which may occur in accordance with terms of such restriction, the employee will realize taxable income and the Company will be entitled to a corresponding deduction equal to the excess of the fair market value of the shares at that time over any amount paid for the shares. The employee may be subject to the withholding requirements of the tax law.

  The foregoing federal income tax information is a summary only and does not purport to be a complete statement of the relevant provisions of the Code.

AMENDMENT, TERMINATION AND EXPIRATION

  The Plan is subject to amendment or termination at any time by the Company's Board of Directors. However, no amendment or modification would become effective unless approved by affirmative vote of the stockholders of the Company if such approval is necessary for the continued eligibility of the Plan or its compliance with Rule 16b-3 or any successor rule under the Securities Exchange Act of 1934, Section 162(m) of the Code, or any other rule or regulation.

EFFECTIVE DATE OF STOCKHOLDER APPROVAL

  The effective date of the Plan is October 16, 1997, subject to approval by the holders of a majority of the Company's Common Stock at the Company's 1998 Annual Meeting of stockholders. Any awards granted prior to stockholder approval will be subject to the receipt of such approval. No awards will be granted under the Plan after the expiration of ten years from the effective date.

RECOMMENDATION

  The Board of Directors recommends a vote for approval of the Equity Incentive Plan.

                     APPROVAL OF ELECTRIC LIGHTWAVE, INC.
                       1998 EMPLOYEE STOCK PURCHASE PLAN

GENERAL

  The Board of Directors is submitting for stockholder approval the adoption of Electric Lightwave, Inc. 1998 Employee Stock Purchase Plan (the "Purchase Plan"). A copy of the Purchase Plan is included as Appendix B to this Proxy Statement, and the following description is qualified in its entirety by the full text of the Purchase Plan.

  The purpose of the Purchase Plan is to enable eligible employees (which generally includes all full-time employees of the Company) to acquire a proprietary interest in the Company through ownership of Class A Common Stock. It is believed that employees who participate in the Purchase Plan will have a closer identification with the Company by virtue of their ability as stockholders to participate in the Company's growth and earnings.

  The Company has reserved 200,000 shares of Class A Common Stock for issuance under the Purchase Plan. On December 1, 1997, the commencement date of the first purchase period, 217 of the 652 eligible employees of the Company were enrolled for payroll deduction under the Purchase Plan. Five of the Company's executive officers were participants.

  The Board of Directors believes that the adoption of the Purchase Plan will further employee identification with the Company and their alignment with the interests of the stockholders.

TERMS OF OFFERS

  Under the Purchase Plan, generally speaking, any person who is regularly employed by the Company or a subsidiary who is able to authorize payroll deductions is eligible to participate. A committee of the Board of Directors shall make offers under the Purchase Plan and, for each offer, will specify the number of shares to be made available for purchase, the length of the subscription period (during which Eligible Employees may elect to purchase shares), the length of the purchase period (the period during which payroll deductions will be made in an amount calculated to cover the purchase price of the stock to be purchased by the end of the Purchase Period) and all other terms and conditions. The length of the subscription period and the Purchase Period may not together exceed twenty-seven months. During the subscription period, Eligible Employees will be advised of the terms of the offer and may indicate if they wish to participate in the offer. Beginning on the effective date of an offer (which is the first day of the Purchase Period), Eligible Employees may subscribe to purchase shares of Class A Common Stock at 85% of the average of the high and low prices of said Common Stock on the first or last day of the Purchase Period, whichever is lower. The maximum number of whole shares which may be purchased by an Eligible Employee in a Purchase Period will be fixed by dividing the purchase price per share into the total payroll deductions of the employee, subject to a maximum number of shares per Eligible Employee which will be determined by the committee. In no event may an employee subscribe to purchase shares (i) totaling in any one year more than 20% of annual salary rate on the first day of the purchase period, (ii) if after giving effect to the purchase of such shares, the employee will have more than 5% of the combined voting power of all outstanding shares of the capital stock of the Company, or (iii) totaling in any one year together with any other shares purchasable under any other employee stock option plan under
Section 423 of the Code more than $25,000 (determined as of the first day of the Purchase Period). Pursuant to the Purchase Plan, the purchase price for such shares is paid through uniform payroll deductions over a Purchase Period. Employees may cancel their subscription to purchase at any time prior to the end of the Purchase Period and receive in cash the amount credited to their account. Partial cancellation is also permitted. Upon death or retirement, an Eligible Employee or his representative may continue to make installment payments or a lump sum payment in cash, or may cancel a subscription to purchase.

FEDERAL TAX CONSEQUENCES

  Generally, the Company's grant of an option under the Purchase Plan and the subsequent transfer of shares to an employee pursuant to the employee's exercise of the option will have no immediate tax consequences for the Company or the employee.

  An employee who disposes of the shares after holding them for a period which is at least two years after the date of the granting of the option to him and at least one year after the date the shares are received or an employee who dies while holding the shares will recognize as compensation income, taxable at ordinary rates, an amount equal to the lesser of (i) the excess of the fair market value of the shares at the time of disposition or death over the amount paid for the shares under the option or (ii) the excess of the fair market value of the shares at the time the option was granted over the option price. Any additional gain recognized upon the disposition will be capital gain, a portion of which might be subject to an alternative minimum tax on items of tax preference. When the aforementioned holding period requirement is met, the Company will receive no deduction for amounts taxable as ordinary income to the employee. If the holding period requirements are not satisfied, then, upon disposition of shares purchased pursuant to the Purchase Plan, an Eligible Employee would realize ordinary income to the extent of the difference between the option price and the fair market value of the shares on the date of exercise of the option and any subsequent gain or loss would be capital gain or loss. The Company would generally be entitled to a deduction equal to the difference between the option price and the fair market value of the shares on the date of the exercise of the option in such event.

RECOMMENDATION

  The Board of Directors recommends a vote for approval of the 1998 Employee Stock Purchase Plan.

                                    GENERAL

  Representatives of KPMG Peat Marwick LLP, the Company's independent public accountants, are expected to be present at the annual meeting with an opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

                                 OTHER MATTERS

  The management does not know of matters other than the foregoing that will be presented for consideration at the meeting.

                             STOCKHOLDER PROPOSALS

  For proposals, if any, to be considered for inclusion in the proxy materials for the 1999 annual meeting, they must be received by December 29, 1998. Under the Company's Bylaws, if any stockholder intends to propose at the Annual Meeting a nominee for director or the adoption or approval of any other matter by the stockholders, other than matters included in the proxy statement in accordance with the foregoing sentence, the proponent must give written notice to the Company not earlier than January 1, 1999 nor later than February 15, 1999.

  The entire cost of soliciting management proxies will be borne by the Company. Proxies will be solicited by mail and may be solicited personally by directors, officers or regular employees of the Company, who will not be compensated for such services. Morrow & Co. has been retained to assist in soliciting proxies at a fee of $1,500, plus distribution costs and other expenses.

                                          By Order of the Board of Directors

                                          Charles J. Weiss
                                          Secretary

                           ELECTRIC LIGHTWAVE, INC.
                          1997 EQUITY INCENTIVE PLAN

SECTION 1. PURPOSE

  The purpose of the Electric Lightwave, Inc. 1997 Equity Incentive Plan (the "Plan") is to provide compensation incentives for high levels of performance and productivity by employees of the Company and its Participating Companies (as that term is defined later herein) and individuals who perform services for the Company as director, consultant or otherwise. The Plan is intended to strengthen the Company's existing operations and its ability to attract and retain outstanding personnel upon whose judgment, initiative and efforts the continued efficiency, productivity, growth and development of the Company is dependent, as well as encourage such personnel to have a greater personal financial investment in the Company through ownership of its common stock.

SECTION 2. DEFINITIONS

  When used herein, the following terms have the following meanings:

(A) "AFFILIATE" means any company controlled by the Company, controlling the Company or under common control with the Company.

(B) "AWARD" means an award granted to any Eligible Individual in accordance with the provisions of the Plan.

(C) "AWARD AGREEMENT" means the written agreement or certificate evidencing the terms of the Award granted to a Participant under the Plan.

(D) "BENEFICIARY" means the beneficiary or beneficiaries designated pursuant to Section 11 to receive the amount, if any, payable under the Plan upon the death of an Eligible Individual.

(E) "BOARD" means the Board of Directors of the Company.

(F) A "CHANGE IN CONTROL" shall mean the occurrence of any of the following events with respect to the Company:

    (i) (A) a third "Person" (other than an employee benefit plan of the Company or the Company's parent company, Citizens Utilities Company, or an Affiliate of Citizens Utilities Company), including a "group", as those terms are used in Section 13(d) of the Exchange Act, is or becomes the beneficial owner (as that term is used in said Section 13(d)) of stock having twenty percent (20%) or more of the total number of votes that may be cast for the election of members of the Board or (B) the receipt by the Company of any report, schedule, application or other document filed with a state or federal governmental agency or commission disclosing such ownership or proposed ownership;

    (ii) approval by the stockholders of the Company of any (A) consolidation or merger or sale of assets of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of stock of the Company would be converted into cash, securities or other property, other than a consolidation or merger of the Company in which holders of its common stock immediately prior to the consolidation or merger have substantially the same proportionate ownership of common stock of the surviving corporation immediately after the consolidation or merger as they held immediately before, or (B) sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of 51% or more of the assets or businesses of the Company;

    (iii) as a result of, or in connection with, any cash tender offer, exchange offer, merger or other business combination, sale of assets or contested election, or any combination of the foregoing transactions (a "Transaction"), the persons who are members of the Board before the Transaction shall cease to constitute a majority of the Board or any successor to the Company.

(G) "CODE" means the Internal Revenue Code of 1986, as now in effect or as hereafter amended. (All citations to Sections of the Code are to such Sections as they are currently designated and reference to such Sections shall include the provisions thereof as they may from time to time be amended or renumbered as well as any successor provisions and any applicable regulations.)

(H) "COMPANY" means Electric Lightwave, Inc., and its successors and assigns.

(I) "COMMITTEE" means the Compensation Committee of the Board of Directors of the Company.

(J) "DEFERRED STOCK" means Stock credited to a Participant under the Plan subject to the requirements of Section 8 and such other terms and restrictions as the Committee deems appropriate or desirable.

(K) "EFFECTIVE DATE" means October 16, 1997.

(L) "ELIGIBLE INDIVIDUAL" means a director, officer or employee of any Participating Company or an individual who performs services for the Company directly or indirectly as a director, consultant or otherwise, upon whose judgment, initiative and efforts, in the judgment of the Committee, the continued efficiency, productivity, growth and development of the Company is dependent. Where required by the context, "Eligible Individual" includes an individual who has been granted an Award but is no longer an employee of any Participating Company.

(M) "FAIR MARKET VALUE" means, unless another reasonable method for determining fair market value is specified by the Committee (which may include appraisal by a third party or the Board), the average of the high and low sales prices of a share of the Stock as reported by the NASDAQ (or if such shares are listed on a national stock exchange, as reported or quoted by such exchange) on the date in question or, if no such sales were reported for such date, for the most recent date on which sales prices were quoted.

(N) "FAMILY MEMBER" and "FAMILY TRUST" shall have the same meanings as are employed from time to time by the SEC in describing individuals, trusts, partnerships, pass-through and other entities which qualify for exemption from any of the rules promulgated by the SEC which would otherwise limit transferability of stock options and stock awards for purposes of Section 16 of the Exchange Act and/or the use of Form S-8 under the Securities Act or for any comparable purpose, provided that, for the purposes of the Plan, the phrases "Family Member" and "Family Trust" shall also be limited, when applied to any Participant, so that said Participant shall not be free to make a transfer to an individual or entity if such a transfer or the ability of said Participant to make such a transfer shall have adverse consequences to the Company or said Participant by reason of
    Section 162(m) of the Code.

(O) "OPTION" means an option to purchase Stock, including Restricted Stock, Deferred Stock, or share units or phantom shares, if the Committee so determines, subject to the applicable provisions of Section 5 and awarded in accordance with the terms of the Plan, which may be an incentive stock option qualified under Section 422 of the Code or a nonqualified stock option.

(P) "PARTICIPATING COMPANY" means the Company or any subsidiary or other Affiliate of the Company which is 50% or more owned directly or indirectly by the Company or which owns 50% or more of the voting power of the shares of Stock of the Company, or is controlled by, or controls, or is under common control with the Company; provided, however, for incentive stock options only, "Participating Company" means the Company, any corporation or other entity which at the time such option is granted under the Plan qualifies as a subsidiary of the Company under the definition of "subsidiary corporation" contained in Section 425(f) of the Code.

(Q) "PARTICIPANT" means an Eligible Individual who has been or is being granted an Award. When required by the context, the definition of Participant shall include an individual who has been granted an Award but is no longer an employee of any Participating Company.

(R) "PERFORMANCE SHARE" means a performance share of Stock subject to the requirements of Section 6 and awarded in accordance with the terms of the Plan.

(S) "PLAN" means the Electric Lightwave, Inc. 1997 Equity Incentive Plan, as the same may be amended, administered or interpreted from time to time.

(T) "RESTRICTED STOCK" means Stock subject to the requirements of Section 7 and awarded in accordance with the terms of the Plan.

(U) "SAR" means a stock appreciation right subject to the appropriate requirements under Section 5 and awarded in accordance with the terms of the Plan.

(V) "SEC" means the Securities and Exchange Commission. "Exchange Act" means the Securities Exchange Act of 1934. "Rule 16b-3" shall mean such rule promulgated by the SEC under the Exchange Act and, unless the circumstances require otherwise, shall include any other rule or regulation adopted under Sections 16(a) or 16(b) of the Exchange Act relating to compliance with, or an exemption from, Section 16(b). "Securities Act" means the Securities Act of 1933. Reference to any section of the Securities Act, Exchange Act or any rule promulgated thereunder shall include any successor section or rule.

(W) "STOCK" means the Class A or Class B Common Stock of the Company and any successor common stock, and includes share units or phantom shares unless the context required otherwise. The number of shares of Stock included in any Award or used in any other designation of number of shares herein shall be based on an assumed capitalization and will be appropriately adjusted to reflect the actual number of shares of Class A and Class B Common Stock outstanding immediately after an initial public offering.

(X) "TERMINATION WITHOUT CAUSE" means termination of employment with a Participating Company by the employer for any reason other than death, Total Disability or termination for deliberate, willful or gross misconduct, and also includes voluntary termination of employment by an employee.

(Y) "TOTAL DISABILITY" means the complete and permanent inability of an Eligible Individual to perform all of his or her duties under the terms of his or her employment with any Participating Company, as determined by the Committee upon the basis of such evidence, including independent medical reports and data, as the Company deems appropriate or necessary.

SECTION 3. SHARES SUBJECT TO THE PLAN

(A) Subject to adjustment as provided in Section 14 hereof, 4,170,600 shares of Stock are hereby reserved for issuance pursuant to Awards under the Plan. Shares reserved for issuance under the Plan shall be made available either from authorized and unissued shares, shares held by the Company in its treasury or reacquired shares. The term "issued" shall include all deliveries to a Participant of shares of Stock pursuant to Awards under the Plan. The Committee may, in its discretion, decide to award other securities issued by the Company that are convertible into Stock or make such shares subject to purchase by an option, in which event the maximum number of shares of Stock into which such securities may be converted, or which may be so purchased, shall be used in applying the aggregate share limit under this Section 3 and all provisions of the Plan relating to Stock shall apply with full force and effect with respect to such convertible securities or options and the underlying shares of Stock.

(B) If, for any reason, any shares of Stock awarded or subject to purchase or issuance under the Plan are not delivered or are reacquired by the Company for reasons including, but not limited to, a forfeiture of Restricted Stock or Deferred Stock or termination, expiration or a cancellation of an Option, SAR or a Performance Share, or other award, such shares of Stock shall be deemed not to have been issued pursuant to Awards under the Plan or to have been subject to the Plan; provided, however, that the counting of shares of Stock subject to Awards granted under the Plan against the number of shares available for further Awards shall in all cases conform to legal requirements.

(C) With respect to any Award constituting an Option or SAR granted to any Eligible Individual who is a "covered employee" as defined in Section 162(m) of the Code that is canceled, the number of shares of Stock originally subject to such Award shall continue to count in accordance with Section 162(m) of the Code and the regulations promulgated thereunder.

(D) Unless the Committee otherwise determines, shares of Stock received by the Company in connection with the exercise of Options by delivery of shares or in connection with the payment of withholding taxes shall reduce the number of shares deemed to have been issued pursuant to Awards under the Plan for the limit set forth in Section 3(a) hereof.

SECTION 4. GRANT OF AWARDS AND AWARD AGREEMENTS

(A) Subject to and in furtherance of the provisions of the Plan, the Committee shall (i) determine and designate from time to time those Eligible Individuals or groups of Eligible Individuals to whom Awards are to be granted; (ii) grant Awards to Eligible Individual; (iii) determine the form or forms of Award to be granted to any Eligible Individual; (iv) determine the amount or number of shares of Stock subject to each Award, including Awards of any nature which may be granted under the Plan, if the Committee so determines; (v) determine the terms and conditions (which need not be identical) of each Award; (vi) determine the rights of each Participant after employment has terminated and the periods during which such rights may be exercised; (vii) establish and modify performance objectives; (viii) determine whether and to what extent Eligible Individuals shall be allowed or required to defer receipt of any Awards or other amounts payable under the Plan to the occurrence of a specified date or event; (ix) determine the price at which shares of Stock may be offered under each Award which price may, except in the case of Options, be zero;
    (x) permit cashless exercise of Options and other Awards or provisions in the nature of a sale, or loan covering exercise prices and/or income taxes; (xi) interpret, construe and administer the Plan and any related Award Agreement and define the terms employed therein; and (xii) make all of the determinations necessary or advisable with respect to the Plan or any Award granted thereunder. Awards granted to different Eligible Individuals or Participants need not be identical and, in addition, may be modified in different respects by the Committee.

(B) Each Award granted under the Plan shall be evidenced by a written Award Agreement, in a form approved by the Committee. Such agreement shall be subject to and incorporate the express terms and conditions, if any, required under the Plan or as required by the Committee for the form of Award granted and such other terms and conditions as the Committee may specify.

(C) The Committee may modify or amend any Awards (by cancellation and regrant or substitution of Awards or otherwise and with terms and conditions more or less favorable to Eligible Individuals) or waive any restrictions or, conditions applicable to any Awards or the exercise or realization thereof (except that the Committee may not undertake any such modifications, amendments or waivers if the effect thereof, taken as a whole, adversely and materially affects the rights of any recipient of previously granted Awards without his or her consent, unless such modification, amendment or waiver is necessary or desirable for the continued validity of the Plan or its compliance with Rule 16b-3 or any other applicable law, rule or regulation or pronouncement or to avoid any adverse consequences under
    Section 162(m) of the Code or any requirement of a securities exchange or association or regulatory or self-regulatory body).

(D) The Committee may permit the voluntary surrender of all or a portion of any Award granted under the Plan to be conditioned upon the granting of a new Award or may require such voluntary surrender as a condition to a grant of a new Award. Any such new Award shall be subject to such terms and conditions as are specified by the Committee at the time the new Award is granted, determined in accordance with the provisions of the Plan without regard to the terms of the surrendered Award.

(E) In any calendar year, no Eligible Individual may receive Awards covering more than 500,000 shares of the Company's Stock if the Award is denominated in number of shares, or, if the Award is denominated in dollars, $750,000 in dollar value. Such number of shares shall be adjusted in accordance with Section 14 hereof.

SECTION 5. STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

(A) With respect to the Options and SARS, the Committee shall (i) authorize the granting of incentive stock options, nonqualified stock options, SARs or a combination of incentive stock options, nonqualified stock options and SARS; (ii) determine the number of shares of Stock subject to each Option or the number of shares of Stock that shall be used to determine the value of a SAR; (iii) determine whether such Stock shall be Restricted Stock or, with respect to nonqualified stock options, Deferred Stock or share units or phantom shares; (iv) determine the time or times when and the manner in which each Option shall be exercisable and the duration of the exercise period; and (v) determine whether or not all or part of each Option may be canceled by the exercise of a SAR; provided, however, that the aggregate Fair Market Value (determined as of the date of Option is granted) of the Stock (disregarding any restrictions in the case of Restricted Stock) for which incentive stock options granted to any Eligible Individual under this Plan may first become exercisable in any calendar year shall not exceed $100,000. Notwithstanding the foregoing, to the extent that Options intended to be incentive stock options granted to an Eligible Individual under this Plan for any reason exceed such limit on exercisability, such excess Options shall be treated as nonqualified stock options as provided under Section 422(d) of the Code, but shall in all other respects remain outstanding and exercisable in accordance with their terms.

(B) The exercise period for a nonqualified stock option or SAR shall be 10 years from the date of grant or such shorter period as may be specified by the Committee at the time of grant. The exercise period for an incentive stock option and any related SAR, including any extension which the Committee may from time to time decide to grant, shall not exceed 10 years from the date of grant; provided, however, that, in the case of an incentive stock option granted to an Eligible Individual who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (a "10% Stockholder"), such period, including extensions, shall not exceed five years from the date of grant.

(C) The Option or SAR price per share shall be determined by the Committee at the time any Option is granted and shall be not less than 85% of the Fair Market Value in the case of non-qualified stock option, 100% of the Fair Market Value in the case of a SAR or incentive stock option, or 110% of Fair Market Value in the case of an incentive stock option granted to a 10% Stockholder and any related tandem SARS (disregarding any restrictions in the case of any Restricted Stock or Deferred Stock), on the date the Option is granted, all as determined by the Committee; provided, however, that such price shall be at least equal to the par value of one share of Stock; provided further, however, that in the discretion of the Committee in the case of a nonstatutory stock option, the Option or SAR price per share may be less than the Fair Market Value in the case of an Option or SAR granted in order to induce new employees and others to commence to render services to a Participating Company or in the case of an Option or SAR granted to a new or prospective Eligible Individual in order to replace stock options or other long-term incentives under a program maintained by a prior employer which are forfeited or cease to be available to the individual by reason of his termination of employment or other relationship with his prior employer.

(D) No part of any Option or SAR may be exercised (i) until the Participant who has been granted the Award shall have remained in the employ of, or continued to render services to, a Participating Company for such period after the date on which the Option or SAR is granted as the Committee may specify and (ii) until achievement of such performance or other criteria, if any, by the Participant, as the Committee may specify. A SAR and a related Option shall commence to be exercisable no earlier than six months following the date the Option and

   SAR are granted. The Committee may further require that an Option or SAR become exercisable in installments.

(E) Except as otherwise provided in the Plan, the purchase price of the shares as to which an Option shall be exercised shall be paid to the Company at the time of exercise either in cash or in such other consideration as the Committee deems appropriate, including Stock, stock units or phantom shares, or with respect to nonqualified options, Restricted Stock or Deferred Stock already owned by the optionee (subject to any minimum holding period specified by the Committee), having a total Fair Market Value, or equivalent, as determined by the Committee, equal to the purchase price, or a combination of cash and such other consideration having a total Fair Market Value, as so determined, equal to the purchase price; provided, however, that if payment of the exercise price is made in whole or in part in the form of Restricted Stock or Deferred Stock, the Stock received upon the exercise of the Option shall be Restricted Stock or Deferred Stock, as the case may be, at least with respect to the same number of shares and subject to the same restrictions or other limitations as the Restricted Stock or Deferred Stock paid on the exercise of the Option. The Committee may provide that a Participant who delivers shares of Stock to the Company, or sells shares of Stock and applies all of the proceeds, (a) to pay, or reimburse the payment of, the exercise price of shares of Stock acquired under an employee stock option or SAR or to purchase shares of Stock under an employee award or grant, an employee purchase plan or program or any other stock-based employee benefit or incentive plan (whether or not such award or grant is under this Plan) and/or (b) to pay federal or state income taxes resulting from the exercise of such options or SARs or the purchase of shares of Stock pursuant to any such grant, award, plan or program, shall receive a replacement Option under this Plan to purchase a number of shares of Stock equal to the number of shares of Stock delivered to the Company, or sold, the proceeds of the sale of which are applied as aforesaid in this sentence. The replacement Option shall have an exercise price equal to Fair Market Value on the date of such payment and shall include such other terms and conditions as the Committee may specify.

(F) (i) Upon the Termination Without Cause of a Participant holding Options or SARs (who has not both reached the age of 55 and also achieved at least five years of service with the Company or a Participating Company), his or her Options and SARs may be exercised to the extent exercisable on the date of Termination Without Cause, at any time and from time to time within the three months of the date of such Termination. The Committee, however, in its discretion, may provide that any Option or SAR of such a Participant which is not exercisable by its terms on the date of Termination Without Cause will become exercisable in accordance with a schedule (which may extend the time limit referred to above, but not later than the final expiration date specified in the Option or SAR Award Agreement) to be determined by the Committee at any time during the period that any other Options or SARs held by the Participant are exercisable.

    (ii) Upon the death or Total Disability (during a Participant's employment or within three months after termination of employment for any reason other than termination for cause) of a Participant holding an Option or SAR (who has not both reached the age of 55 and also achieved at least five years of service with the Company or a Participating Company), his or her Options and SARs may be exercised only to the extent exercisable at the time of death or Total Disability (or such earlier termination of employment) from time to time (A) in the event of death or Total Disability, within the twelve months following death or Total Disability or
  (B) in the event of such termination of employment followed by death or Total Disability within the three months after such termination, within the twelve months following such termination. The Committee, however, in its discretion, may provide that any Options or SAR's outstanding but not exercisable at the date of the first to occur of death or, Total Disability will become exercisable in accordance with a schedule (which may extend the limits referred to above, but not to a date later than the final expiration date specified in such Option or SAR Award Agreement) to be determined by the Committee at any time during the period while any other Option or SARs held by the Participant are exercisable.

    (iii) Upon death, Total Disability or Termination Without Cause of a Participant holding an Option(s) or SAR(s) (who has reached the age of 55 and has at least five years of service with the Company or a Participating Company), his or her Options or SARs may be exercised in full as to all shares or SAR rights covered by Options and SAR Award Agreements (whether or not then exercisable) at any time, or from time to time, but no later than the expiration date specified in such Option or SAR Award Agreement as specified in Section 5(b) above or, in the case of incentive Options, within 12 months following such death, Total Disability or Termination Without Cause.

    (iv) If the employment of a Participant holding an Option or SAR is terminated for deliberate, willful or gross misconduct, as determined by the Company, all rights of such Participant and any Family Member or Family Trust or other transferee to which such Participant has transferred his or her Option or SAR shall expire upon receipt by the Participant of the notice of such termination.

    (v) In the event of the death of a Participant, his or her Options and SARs may be exercised by the person or persons to whom the Participant's rights under the Option or SAR pass by will, or if no such person has such right, by his or her executors or administrators or Beneficiary. The death of a Participant after Total Disability or Termination Without Cause will not adversely effect the rights of a Participant or anyone entitled to the benefits of such Option or SAR.

(G) Except as otherwise determined by the Committee, no Option or SAR granted under the Plan shall be transferable other than by will or by the laws of descent and distribution, unless the Committee determines that an Option or SAR may be transferred by a Participant to a Family Member or Family Trust or other transferee. Such transfer shall be evidenced by a writing from a grantee to the Committee or Committee's designee on a form established by the Committee. Absent an authorized transfer during the lifetime of the Participant, an Option shall be exercisable only by him or her by his or her guardian or legal representative.

(H) With respect to an incentive stock option, the Committee shall specify such terms and provisions as the Committee may determine to be necessary or desirable in order to qualify such Option as an incentive stock option within the meaning of Section 422 of the Code.

(I) Upon exercise of a SAR, the Participant shall be entitled, subject to such terms and conditions as the Committee may specify at any time, to receive upon exercise thereof all or a portion of the excess of (i) the Fair Market Value of a specified number of shares of Stock at the time of exercise, as determined by the Committee, over (ii) a specified amount which shall not, subject to Section 5(c), be less than the Fair Market Value of such specified number of shares of Stock at the time the SAR is granted. Upon exercise of a SAR, payment of such excess shall be made as the Committee shall specify (A) in cash, (B) through the issuance or transfer to the Participant of whole shares of Stock, including Restricted Stock or Deferred Stock, with a Fair Market Value, disregarding any restrictions in the case of Restricted Stock or Deferred Stock, at such time equal to any such excess, or (C) a combination of cash and shares of Stock with a combined Fair Market Value at such time equal to such excess, all as determined by the Committee; provided, however, a fractional share of Stock shall be paid in cash equal to the Fair Market Value of the fractional share of Stock, disregarding any restrictions in the case of Restricted Stock or Deferred Stock, at such time.

(J) If the Award granted to a Participant allows the Participant to elect to cancel all or any portion of an unexercised Option by exercising a related SAR, then the Option price per share of Stock shall be used as the specified price in Section 5(i), to determine the value of the SAR upon such exercise; and, in the event of the exercise of such SAR, the Company's obligation in respect of such Option or such portion thereof will be discharged by payment of the SAR so exercised.

(K) If authorized by the Committee in its sole discretion, the Company may accept the surrender of the right to exercise any Option granted under the Plan (whether or not granted with a related SAR) as to all or any of the shares of Stock as to which the Option is then exercisable, in exchange for payment to the optionee (in cash or shares of Stock valued at the then Fair Market Value) of an amount not to exceed the difference between the option price and the then Fair Market Value of the shares as to which such right to exercise is surrendered.

SECTION 6. PERFORMANCE SHARES

(A) The Committee may award Performance Shares to Participants under the Plan, which may be denominated in Stock or in dollars. The Committee shall determine the performance periods (the "Performance Periods") and the performance objectives relating to each Performance Share Award. Performance objectives may vary from Participant to Participant and between groups of Participants, and shall only be based upon any one or more of the following performance criteria, any combination and/or specifics of which shall be determined by the Committee as it may deem appropriate: (i) stock price; (ii) market shares; (iii) sales; (iv) earnings per share; (v) operating cash flow; (vi) free cash flow; (vii) net income or loss; (viii) net income or loss adjusted to exclude specified items, such as gain or losses from extraordinary or non-recurring items and non-cash expense and income, and before specified expense items such as interest, depreciation, amortization and income taxes; (ix) EBITDA; (x) revenues; (xi) return on equity or assets; or
    (xii) cost control. Performance objectives may be in respect to the performance of the Company and its subsidiaries or a particular subsidiary or division and may be expressed in absolute terms or in relation to another company or companies or a division thereof. Performance Periods may overlap and Participants may participate simultaneously with respect to Performance Shares for which different Performance Periods are prescribed.

(B) At the beginning of each Performance Period, (but in any event prior to the earlier of the elapsing of ninety days or 25% of such Performance Period) the Committee shall determine and set forth in writing for each Participant or group of Participants the number of Performance Shares or the dollar value of the Performance Share Awards made and the applicable performance objectives, each of which may be fixed or may be expressed in terms of the progression within a specified range. At the end of each Performance Period, the Committee shall certify in writing the extent to which the prescribed performance objectives have been satisfied. An Eligible Individual shall be eligible to be awarded, in any calendar year, Performance Share Awards up to the maximum number of shares contemplated in Section 4(e) and shall also be eligible to be awarded Performance Shares Awards denominated in dollars subject to a maximum limitation of $750,000 for all such dollar-denominated Awards granted to any Eligible Individual in any calendar year.

(C) If during the course of a Performance Period there shall occur significant events as determined by the Committee, including, but not limited to a reorganization of the Company, which the Committee expects to have a substantial effect on a performance objective during such period, the Committee may revise such objective.

(D) An Award may provide that, if a Participant terminates service with all Participating Companies during a Performance Period because of death, Total Disability, or a significant event, as determined by the Committee, that Participant shall be entitled to payment in settlement of each Performance Share for which the Performance Period was prescribed (i) based upon the performance objectives satisfied at the end of such period and (ii) prorated for the portion of the Performance Period during which the Participant was employed by any Participating Company; provided, however, the Committee may provide for an earlier payment in settlement of such Performance Share in such amount and under such terms and conditions as the Committee deems appropriate or desirable with the consent of the Participant. If a Participant terminates service with all Participating Companies during a Performance Period for any other reason, then such Participant shall not be entitled to any payment with respect to that Performance Period unless the Award so provides or the Committee shall otherwise determine. The Award may provide that the Performance Period shall not be cancelled or otherwise affected by the termination of service by a Participant.

(E) Each Performance Share may be paid in whole shares of Stock, including Restricted Stock or Deferred Stock (together with any cash representing fractional shares of Stock), or cash, or a combination of Stock and cash either as a lump sum payment or in annual installments, all as the Committee shall determine, at the time of grant of the Performance Share or otherwise, commencing as soon as practicable after the end of the relevant Performance Period. Any dividends or distributions payable on Performance Shares (or the equivalent as specified in the grant), other than cash dividends representing the periodic distribution of profits which shall be retained by the Company, shall be paid over to the Participant when and if payment is made of the underlying Performance Shares, unless the grant provides otherwise.

  Except as otherwise provided in this Section 6, no Performance Shares awarded to Participants shall be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of during the Performance Period unless the Committee determines that an Award may be transferred to a Family Member or Family Trust or other transferee.

SECTION 7. RESTRICTED STOCK

(A) Restricted Stock may be received by a Participant either as an Award or as the result of an exercise of an Option or SAR or as payment for a Performance Share. Restricted Stock shall be subject to a restriction period (after which restrictions shall lapse) which shall mean a period commencing on the date the Award is granted and ending on such date or upon the achievement of such performance or other criteria as the Committee shall determine (the "Restriction Period"). The Committee may provide for the lapse of restrictions in installments where deemed appropriate.

(B) Except as otherwise provided in this Section 7, no shares of Restricted Stock received by a Participant shall be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of during the Restriction Period unless the Committee determines that an Award may be transferred by a Participant to a Family Member or Family Trust or other transferee; provided, however, the Restriction Period for any Participant shall expire and all restrictions on shares of Restricted Stock shall lapse upon the Participant's (i) death, (ii) Total Disability or (iii) Termination Without Cause where the Participant has reached the age of 55 and has at least five years of service with the Company or an Affiliate, or with the consent of the Company, or upon some significant event, as determined by the Committee, including, but not limited to, a reorganization of the Company.

(C) If the Award Agreement so provides, if a Participant terminates employment with all Participating Companies for any reason other than under the circumstances referred to in clause (b) before the expiration of the Restriction Period, all shares of Restricted Stock still subject to restriction shall, unless the Committee otherwise determines within ninety days after such termination, be forfeited by the Participant and shall be reacquired by the Company, and, in the case of Restricted Stock purchased through the exercise of an Option, the Company shall refund the purchase price paid on the exercise of the Option.

(D) The Committee may require under such terms and conditions as it deems appropriate or desirable that the certificates for Restricted Stock delivered under the Plan may be held in custody until the Restriction Period expires or until restrictions thereon otherwise lapse, and may require as a condition of any receipt of Restricted Stock that the Participant shall have delivered a stock power endorsed in blank relating to the Restricted Stock.

(E) Nothing in this Section 7 shall preclude a Participant from exchanging any shares of Restricted Stock subject to the restrictions contained herein for any other shares of Stock that are similarly restricted.

(F) Unless the Award Agreement provides otherwise, amounts equal to any cash dividends representing the periodic distributions of profits declared and payable during the Restriction Period with respect to the number of shares of Restricted Stock credited to a Participant shall be paid to the Participant within thirty days after each dividend becomes payable, unless, at the time of the Award, the Committee determines that the dividends should be reinvested in additional shares of Restricted Stock, in which case additional shares of Restricted Stock shall be credited to the Participant based on the Stock's Fair Market Value at the time of each such dividend, or unless the Committee specifies otherwise. All dividends or distributions payable on shares (other than cash dividends representing periodic distributions of profits) of Restricted Stock (or the equivalent as specified in the grant) shall be paid over to the Participant when and if as restrictions lapse on the underlying shares of Restricted Stock, unless the grant provides otherwise.

SECTION 8. DEFERRED STOCK

(A) Deferred Stock may be credited to an Eligible Individual either as an Award or as the result of an exercise of an Option or SAR or as payment for a Performance Share. Deferred Stock shall be subject to a deferral period which shall mean a period commencing on the date the Award is granted and ending on such date or upon the achievement of such performance or criteria as the Committee shall determine (the "Deferral Period"). The Committee may provide for the expiration of the Deferral Period in installments where deemed appropriate.

(B) Except as otherwise provided in this Section 8, no Deferred Stock credited to Participant shall be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of during the Deferral Period unless the Committee determines that, in the circumstances, an Award may be transferred to a Family Member or Family Trust or other transferee; provided, however, the Deferral Period for any Participant shall expire upon the Participant's (i) death, (ii) Total Disability or (iii) Termination Without Cause where the Participant has reached the age of 55 and has at least five years of service with the Company or an Affiliate, or with the consent of the Company, or upon some significant event, as determined by the Committee, including, but not limited to, a reorganization of the Company.

(C) At the expiration of the Deferral Period, the Participant shall be entitled to receive a certificate pursuant to Section 10 for the number of shares of Stock equal to the number of shares of Deferred Stock credited on his or her behalf. Unless the Award Agreement provides otherwise, amounts equal to any cash dividends representing the periodic distributions of profits declared and payable during the Deferral Period with respect to the number of shares of Deferred Stock credited to a Participant shall be paid to such Participant within thirty days after each dividend becomes payable unless, at the time of the Award, the Committee determined that such dividends should be reinvested in additional shares of Deferred Stock, in which case additional shares of Deferred Stock shall be credited to the Participant based on the Stock's Fair Market at the time of each such dividend, or unless the Committee specifies otherwise. All dividends or distributions payable on shares (other than cash dividends representing periodic distributions of profits) of Deferred Stock (or the equivalent as specified in the grant) shall be paid over to the Participant when the Deferral Period ends, unless the grant provides otherwise.

(D) Unless the Award Agreement provides otherwise, if a Participant terminates employment with all Participating Companies for any reason other than under the circumstances referred to in clause (b) before the expiration of the Deferral Period, all shares of Deferred Stock shall, unless the Committee otherwise determines within 90 days after such termination, be forfeited by the Participant, and, in the case of Deferred Stock purchased through the exercise of an Option, the Company shall refund the purchase price paid on the exercise of the Option.

SECTION 9. OTHER STOCK-BASED AWARDS

  The Committee may grant other Awards under the Plan which are denominated in stock or shares, or as phantom shares or phantom units, or as units or pursuant to which shares of Stock may be acquired, including Awards valued using measures other than market value or Fair Market Value, if deemed by the Committee in its discretion to be consistent with the purposes of the Plan. Subject to the terms of the Plan, the Committee shall determine the form of such Awards, the number of shares of Stock to be granted or covered pursuant to and represented by such Awards, the manner of paying out such shares or units in dollars, Stock or other credits and all other terms and conditions of such Awards.

SECTION 10. CERTIFICATES FOR AWARDS OF STOCK

(A) Subject to Section 7(d), each Participant entitled to receive shares of Stock under the Plan shall be issued a certificate for such shares or have their shares registered for their account in book entry form by the Company's transfer agent. In the instance of a certificate, such certificate shall be registered in the name of the Participant, and shall bear an appropriate legend reciting the terms, conditions and restrictions, if any, applicable to such shares and shall be subject to appropriate stop-transfer orders.

(B) The Company shall not be required to issue or deliver any shares or certificates for shares of Stock prior to (i) the listing of such shares on any stock exchange or quotation system on which the Stock may then be listed or quoted, and (ii) the completion of any registration, qualification, approval or authorization of such shares under any federal or state law, or any ruling or regulation or approval or authorization of such shares under any governmental body which the Company shall, in its sole discretion, determine to be necessary or advisable.

(C) All shares and certificates for shares of Stock delivered under the Plan shall also be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the SEC, any stock exchange upon which the Stock is then listed and any applicable federal or state securities or regulatory laws, and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions. The foregoing provisions of this Section 10(c) shall not be effective if and to the extent that the shares of Stock delivered under the Plan are covered by an effective and current registration statement under the Securities Act, or if the Committee determines that application of such provisions is no longer required or desirable. In making such determination, the Committee may rely upon an opinion of counsel for the Company.

(D) Except for the restrictions on Restricted Stock under Section 7, each Participant who receives an award of Stock shall have all of the rights of a stockholder with respect to such shares, including the right to vote the shares and receive dividends and other distributions. No Participant awarded an Option, a SAR, or Performance Share or Deferred Stock shall have any right as a stockholder with respect to any shares subject to such Award prior to the date of issuance to him or her of certificate or certificates for such shares.

SECTION 11. BENEFICIARY

(A) Each Eligible Individual shall file with the Committee a written designation of one or more persons as the Beneficiary who shall be entitled to receive the Award, if any, payable under the Plan upon his or her death. An Eligible Individual may from time to time revoke or change his or her Beneficiary designation without the consent of any prior Beneficiary by filing a new designation with the Committee. The last such designation received by the Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Eligible Individual's death, and in no event shall it be effective as of a date prior to such receipt.

(B) If no such Beneficiary designation is in effect at the time of an Employee's death, or if no designated Beneficiary survives the Eligible Individual or if such designation conflicts with law, the Eligible Individual's estate shall be entitled to receive the Award, if any, payable under the Plan upon his or her death. If the Committee is in doubt as to the right of any person to receive such Award, the Company may retain such Award, without liability for any interest thereon, until the Committee determines the right thereto, or the Company may pay such Award into any court of appropriate jurisdiction and such payment shall be a complete discharge of the liability of the Company therefor.

SECTION 12. ADMINISTRATION OF THE PLAN

(A) The Plan shall be administered by the Committee, as appointed by the Board and serving at the Board's pleasure. Each member of the Committee shall be a member of the Board and shall satisfy both the "nonemployee director" or similar successor requirements, if any, of Rule 16b-3 under the Exchange Act and the "outside director" or similar successor requirements, if any, of Section 162(m) of the Code and the regulations promulgated thereunder or other similar requirements of applicable law or regulation.

(B) All decisions, determinations or actions of the Committee made or taken pursuant to grants of authority under the Plan shall be made or taken in the sole and absolute discretion of the Committee and shall be final, conclusive and binding on all persons for all purposes.

(C) The Committee shall have full power, discretion and authority to interpret, construe and administer the Plan and any part thereof and any related Award Agreement and define the terms employed in the Plan or any agreement, and its interpretations and constructions thereof and actions taken thereunder shall be final, conclusive and binding on all persons for all purposes.

(D) The Committee shall have full power, discretion and authority to prescribe and rescind rules, regulations and policies for the administration of the Plan.

(E) The Committee's decisions and determinations under the Plan and with respect to any Award granted thereunder need not be uniform and may be made selectively among Awards, Participants or Eligible Individuals, whether or not such Awards are similar or such Participants or Eligible Individuals are similarly situated.

(F) The Committee shall keep minutes of its actions under the Plan. The act of a majority of the members present at a meeting duly called and held shall be the act of the Committee. Any decision or determination reduced to writing and signed by all members of the Committee shall be fully as effective as if made by unanimous vote at a meeting duly called and held.

(G) The Committee may employ such legal counsel, including without limitation independent legal counsel and counsel regularly employed by the Company, consultants and agents as the Committee may deem appropriate for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computations received from any such consultant or agent. All expenses incurred by the Committee in interpreting and administering the Plan, including without limitation, meeting fees and expenses and professional fees, shall be paid by the Company.

(H) No member or former member of the Committee or the Board shall be liable for any action or determination made in good faith with respect to the Plan or any Award granted under it. Each member or former member of the Committee or the Board shall be indemnified and held harmless by the Company against all cost or expense (including counsel fees and expenses) or liability (including any sum paid in settlement of a claim with the approval of the Board) arising out of any act or omission to act in connection with the Plan unless arising out of such member's or former member's own fraud or bad faith. Such indemnification shall be in addition to any rights to indemnification or insurance the members or former member may have as directors or under the by-laws of the Company or otherwise.

(I) The Committee's determination that an Option, SAR, Performance Share, Restricted Stock, Deferred Stock or other Stock-based Awards may be transferred by a Participant to a Family Member or Family Trust or other transferee may be set forth in determinations pursuant to

   Section 12(c), rules and regulations of general application adopted pursuant to Section 12(d), in the written Award Agreement, or by a writing delivered to the Participant made any time after the relevant Award or Awards have been granted, on a case-by-case basis, or otherwise. In any event, the transferee or Family Member or Family Trust shall agree in writing to be bound by all the provisions of the Plan and the Award Agreement, and in no event shall any such transferee have greater rights under such Award than the Participant effecting such transfer. Exercisability of Awards and similar matters will be determined with reference to the employment status of the Participant.

(J) With respect to credits, shares, cash or other property credited to a Participant by reason of dividends or distributions, if the Committee shall so determine, all such credits, shares, cash or other property to a Participant shall be paid to the Participant periodically at the end of the applicable period, whether or not the performance, employment or other standards (or lapse of time) upon which such Award is conditioned have been satisfied. In addition, the Committee may determine to include in Award Agreements granting Options and SARs a provision to the effect that
    (a) an amount equal to any dividends (payable in cash or other property) paid after the grant of the Option or SAR and before to the exercise of such Option or SAR with respect to the number of shares of Stock subject to such Option or SAR shall be credited to a Participant and, if the Award Agreement so provides, thereafter paid to such Participant within thirty days after each dividend becomes payable or, (b) if the Committee so determines, such Award shall be reinvested in additional shares of Stock, in which case such additional shares of Stock shall be credited to the Participant based on the Stock's Fair Market Value at the time of payment of each such dividend. In the latter event, if the Committee so determines, such additional shares of Stock shall be delivered to the Participant (whether or not such Option or SAR is exercised) at the time that such Option or SAR ceases to be exercisable in accordance with its terms or otherwise.

(K) Any power, action, authority or discretion granted to or exercisable by the Committee pursuant to the provisions of this Plan may, if the Committee or the Board so determines, be exercised by or delegated to the Board.

SECTION 13. AMENDMENT OR DISCONTINUANCE

  The Board may, at any time, amend or terminate the Plan. The Plan may also be amended by the Committee, provided that all such amendments shall be reported to the Board. No amendments shall become effective unless approved by affirmative vote of the Company's stockholders if such approval is necessary or desirable for the continued validity of the Plan or if the failure to obtain such approval would adversely affect the compliance of the Plan with Rule 16b-3 or any successor rule under the Exchange Act or Section 162(m) of the Code or any other rule or regulation of a stock exchange or other body. No amendment or termination shall, when taken as a whole, adversely and materially affect the rights of any Participant who has received a previously granted Award without his or her consent unless the amendment or termination is necessary or desirable for the continued validity of the Plan or its compliance with Rule 16b-3 or any other applicable law, rule or regulation or pronouncement or to avoid any adverse consequences under Section 162(m) of the Code or any requirement of a securities exchange or association or regulatory or self-regulatory body),

SECTION 14. ADJUSTMENTS IN EVENT OF CHANGE IN COMMON STOCK

  In the event of a change in corporate capitalization, stock split or stock dividend, the number of shares purchasable upon exercise of an Option or SAR shall be increased to the new number of shares which result from the shares covered by the Option or SAR immediately before the change, split or dividend. The purchase price per share shall be reduced proportionately and the total purchase price will remain the same.

  In the event of any other change in corporate capitalization, or a corporate transaction, such as any merger of a corporation into another corporation, any consolidation of two or more corporations into another corporation, any separation of a corporation (including a spinoff or other distribution of stock or property by a corporation), any reorganization of a corporation (whether or not such reorganization comes within the definition of such term in Section 368 of the Code), or any partial or complete liquidation by a. corporation or other similar event which could distort the implementation of the Plan or the realization of its objectives, the Committee shall make an appropriate adjustment in the number of shares of Stock (i) which are covered by the Plan, (ii) which may be granted to any one Eligible Individual and which are subject to any Award, and the purchase price therefor, and in terms, conditions or restrictions on securities as the Committee deems equitable, with the objective that the securities covered under the Plan or an Award shall be those securities which a Participant would have received if he or she had exercised his or her Option or SAR prior to the event or been entitled to his or her Restricted or Deferred Stock or Performance Shares.

  All such events occurring between the effective date of the Option and its exercise shall result in an adjustment to the Option terms.

SECTION 15. CHANGE IN CONTROL

  Awards may include, or may incorporate from any relevant guidelines adopted by the Committee, terms which provide that any or all of the following actions or consequences, with any modifications adopted by the Committee, may occur as a result of, or in anticipation of, any Change in Control to assure fair and equitable treatment of Participants:

(A) Any Options outstanding at least six months as of the date of Change in Control shall, if held by a current employee of the Company, become immediately exercisable in full. A Participant may be granted the election to cancel all or any portion of any Option or Award no later than ninety days after the Change in Control, in which event the Company shall pay to such electing Participant, an amount in cash equal to the excess, if any, of the Current Market Value (as defined below) of the shares of Stock, including Performance Shares, Restricted Stock or Deferred Stock, subject to the Option or of the portion thereof so canceled over the option price for such shares; provided, however, that no Participant shall have the right to elect cancellation unless and until at least six months have elapsed after the date of grant of the Option.

(B) Any Performance Periods or portions thereof shall be accelerated and the Company shall pay each Participant an amount in cash equal to the value of such Participant's performance shares, or specified portion thereof, based upon the Stock's Current Market Value in settlement of such performance shares.

(C) Any Restriction Periods or portions thereof shall be accelerated and the Company shall pay each Participant an amount in cash equal to the Current Market Value of the Restricted Stock or specified portion thereof, held by, or on behalf of, each Participant in exchange for such Restricted Stock.

(D) Any Deferral Periods or portions thereof shall be accelerated and the Company shall pay to each Participant an amount in cash equal to the Current Market Value of the number of shares of Stock equal to the number of shares of Deferred Stock or specified portion thereof, credited to such Participant in settlement of any Deferred Stock Award.

(E) The Company shall pay to each Participant all amounts due, if any, deferred by or payable under Awards granted to such Participant under the Plan which are not Performance Shares, Restricted Stock or Deferred Stock, in accordance with the terms provided by the Committee at the time of deferral or grant.

(F) Adjustments or modifications to outstanding awards to maintain and protect the rights and interest of Participants.

(G) For purpose of this Section 15, "Current Market Value" means the highest Fair Market Value during the period commencing thirty days prior to the Change in Control and ending thirty days after the Change in Control (the "reference period"); provided that, if the Change in Control occurs as a result of a tender offer or exchange offer, or a merger, purchase of assets or stock, or another transaction approved by shareholders of the Company, Current Market Value means the higher of (i) the highest Fair Market Value during the reference period, or (ii) the highest price paid per share of Stock pursuant to such tender offer, exchange offer or transaction.

SECTION 16. MISCELLANEOUS

(A) Nothing in this Plan or any Award granted hereunder shall confer upon any employee any right to continue in the employ of any Participating Company or interfere in any way with the right of any Participating Company to terminate his or her employment at any time.

(B) No Award payable under the Plan shall be deemed salary or compensation for the purpose of computing benefits under any employee benefit plan or other arrangement of any Participating Company for the benefit of its employees unless the Company shall determine otherwise.

(C) No Eligible Individual or Participant shall have any claim to an Award until it is actually granted under the Plan. To the extent that any person acquires a right to receive payments from the Company under this Plan, such right shall be no greater than the right of an unsecured general creditor of the Company. All payments of Awards provided for under the Plan shall be paid by the Company either by issuing shares of Stock or by delivering cash from the general funds of the Company or other property of the Company; provided, however, that such payments shall be reduced by the amount of any payments made to the Participant or his or her dependents, beneficiaries or estate from any trust or special or separate fund established in connection with this Plan. The Company shall not be required to establish a special or separate fund or other segregation of assets to assure such payments, and, if the Company shall make any investments to aid it in meeting its obligations hereunder, the Participant shall have no right, title, or interest whatever in or to any such investments except as may otherwise be expressly provided in a separate written instrument relating to such investments.

(D) If an Award is granted to a Participant who is not an employee of the Company or a Participating Company, the Participant shall be deemed to be in the employ of the Company and/or a Participating Company, and shall be deemed to be an employee (for the purpose of the Plan, including the continued exercisability of Awards) so long as the Participant is rendering services to the Company or the Participating Company or the relationship (including a directorship or direct or indirect consultancy arrangement) pursuant to which such services are rendered or to be rendered continues. Termination of such services or relationship shall be deemed to be the termination of employment hereunder provided that the Committee is authorized in its sole discretion to extend or modify the period and conditions of exercisability of the Award so as to effectuate the purposes of the Plan. Absence on leave approved by a duly constituted officer of the Company shall not be considered interruption or termination of employment for any purposes of the Plan; provided, however, that no Award may be granted to an employee while he or she is absent on leave.

(E) If the Committee shall find that any person to whom any Award, or portion thereof, is payable under the Plan is unable to care for his or her affairs because of illness or accident, or is a minor, then any payment due him or her (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs the Company, be paid to his or her spouse, a child, a relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Company therefor.

(F) The right of any Participant or other person to any Award payable under the Plan may not be assigned, transferred, pledged or encumbered, either voluntarily or by operation of law, except as provided in Section 11 with respect to the designation of a Beneficiary or as may otherwise be required by law or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder or unless the Committee determines, in the circumstances, that an Award may be transferred to a Family Member or Family Trust or other transferee. If, by reason of any attempted assignment, transfer, pledge, or encumbrance or any bankruptcy or other event happening at any time, any amount payable under the Plan would be made subject to the debts or liabilities of the Participant or his or her Beneficiary or would otherwise devolve upon anyone else and not be enjoyed by the Participant or his or her Beneficiary or transferee, Family Trust or Family Member, then the Committee may terminate such person's interest in any such payment and direct that the same be held and applied to or for the benefit of the Participant, his or her Beneficiary, taking into account the expressed wishes of the Participant (or, in the event of his or her death, those of his or her Beneficiary) in such manner as the Committee may deem proper.

(G) Copies of the Plan and all amendments, administrative rules and procedures and interpretations shall be made available for review to all Eligible Individuals at all reasonable times at the Company's administrative offices.

(H) The Committee may cause to be made, as a condition precedent to the payment of any Award, or otherwise, appropriate arrangements with the Participant or his or her Beneficiary, for the withholding of any federal, state, local or foreign taxes. The Committee may in its discretion permit the payment of such withholding taxes by authorizing the Company to withhold shares of Stock to be issued, or the Participant to deliver to the Company shares of Stock owned by the Participant or Beneficiary, in either case having a Fair Market Value equal to the amount of such taxes, or otherwise permit a cashless exercise.

(I) All elections, designations, requests, notices, instructions and other communications from an Eligible Individual, Participant, Beneficiary or other person to the Committee, required or permitted under the Plan, shall be in such form as is prescribed from time to time by the Committee and shall be mailed by first class mail or transmitted by facsimile copy or delivered to such location as shall be specified by the Committee.

(J) The terms of the Plan shall be binding upon the Company and its successors and assigns.

(K) Captions preceding the sections hereof are inserted solely as a matter of convenience and in no way define or limit the scope or intent of any provision hereof.

(1) The Plan and the grant, exercise and carrying out of Awards shall be subject to all applicable federal and state laws, rules, and regulations and to all required or otherwise appropriate approvals and authorizations by any governmental or regulatory agency or commission. The Company shall have no obligation of any nature hereunder to any Eligible Individual, Participant or any other person in the absence of all necessary or desirable approvals or authorizations and shall have no obligation to seek or obtain the same.

(M) Whenever possible, each provision of this Plan and any Award Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any such provision is held to be ineffective, invalid, illegal or unenforceable in any respect under the applicable laws or regulations of the United States or any state, such ineffectiveness, invalidity, illegality or unenforceability will not affect any other provision but this Plan and any such agreement will be reformed, construed and enforced so as to carry out the intent hereof or thereof and as if any invalid or illegal provision had never been contained herein.

(N) The Committee, in its discretion, may defer, without the consent of the Participant, the payment of an Award, if such payment would otherwise cause the annual remuneration of a Participant, who is a covered employee under Section 162(m) of the Code, to exceed $1,000,000.

(O) The Plan shall be construed and governed under the laws of the State of Delaware.

SECTION 17. EFFECTIVE DATE AND STOCKHOLDER APPROVAL

  The Effective Date of the Plan shall be October 16, 1997, subject to approval by the holders of a majority of the Company's common stock at a meeting of stockholders to be held no later than the latest date by which all approvals of the stockholders of the Company must be obtained in order to satisfy the requirements of each of (a) Section 162(m) of the Code relating to the approval of the stockholders of the Company, (b) any national stock market or quotation organization or other body on which the Company's common stock is listed or quoted that requires approval of the stockholders of the Company, and (c) any other applicable rule, policy order or regulation which requires approval of stockholders of the Company. Any Awards granted prior to stockholder approval will be subject to the receipt of such approval. No Awards will be granted under the Plan after the expiration of ten years from the Effective Date.

                           ELECTRIC LIGHTWAVE, INC.
                         EMPLOYEE STOCK PURCHASE PLAN

1. PURPOSE

  The purpose of the Employee Stock Purchase Plan (the "Plan") is to enable eligible employees of Electric Lightwave, Inc. (the "Company") to acquire Class A Common Stock of the Company and thereby participate in the Company's growth and earnings. It is the intention of the Company to have the Plan qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986 as amended (the "Code").

2. ENROLLMENT AND PARTICIPATION IN THE PLAN

  (a) Newly Eligible Employees. In order to purchase Class A Common Stock under this Plan during a Purchase Period, newly Eligible Employees must deliver an executed Subscription Agreement and Payroll Deduction Authorization Form (the "Subscription Agreement") to the Committee during the first through fifteenth day of the month preceding the month containing the commencement date of the Purchase Period in which they wish to participate. Upon timely execution and delivery of a Subscription Agreement, an Eligible Employee will automatically participate in the Plan during each successive Purchase Period until he or she discontinues participation in accordance with Paragraph 2(b). Failure to execute and deliver the Subscription Agreement on a timely basis with respect to a Purchase Period shall prevent participation in the Plan for that Purchase Period and any subsequent Purchase Period until the Eligible Employee executes and timely files another Subscription Agreement.

  (b) Canceling or Modifying Participation. A participating Eligible Employee may (i) cancel his election to participate or (ii) reduce (but not increase) the amount of his or her authorized payroll deductions during a Purchase Period, by delivering written notice of cancellation or modification to the Committee (or its delegatee) prior to the close of business on the last business day of the Purchase Period. Such notice shall be effective upon receipt by the Committee or other person or office authorized to accept notices of cancellation or modification. Only one modification of a payroll deduction authorization is permitted during a Purchase Period. A participating Eligible Employee cannot increase the amount of payroll deductions during an ongoing Purchase Period, but may do so prospectively for a subsequent Purchase Period by timely filing a new Subscription Agreement during the next available subscription period.

  An Eligible Employee by filing a notice of cancellation form may either:

    (i) receive in cash, as soon as practicable following delivery of the notice of cancellation, the amount then credited to the Employee's account, or

    (ii) have the amount credited to the Employee's account at the time the cancellation becomes effective applied to purchase the number of shares such amount will then purchase.

  An Eligible Employee who cancels participation cannot resume participation during the Purchase Period in which their participation is cancelled, but may resume participation by filing a new Subscription Form during the first through fifteenth day of the month preceding the month containing the commencement date of any subsequent Purchase Period.

  Any Eligible Employee reducing his payroll deduction authorization shall continue to participate at the reduced rate for the remainder of the Purchase Period. If the aggregate amount in the Employee's account (including the reduced payroll deductions) exceeds an amount equal to the reduced payroll deduction times the total number of payroll periods occurring in the Purchase Period, the excess may be paid to the Eligible Employee in cash.

3. GRANT OF OPTIONS

  Options to purchase the Company's Class A Common Stock under the Plan shall be granted only to Eligible Employees. The Committee may determine that any offering of Class A Common

Stock under the Plan will not be extended to directors, officers, or highly paid employees of the Company or its Subsidiaries as defined in Code Section 414(q) or to those employees whose principal duties consist of supervising the work of other employees.

  With respect to each offering of Class A Common Stock during a Purchase Period, each participating Eligible Employee shall be eligible to purchase a number of shares to be determined by the following procedure:

STEP 1 Determine the aggregate amount which will be withheld from the Eligible
       Employee's pay during the Purchase Period;

STEP 2 Determine an amount equal to the lower of 85% of the Average Market
       Price on the first day of the Purchase Period and on the last day of the Purchase Period (i.e., the date on which the Option to purchase is exercised);

STEP 3 Divide the amount determined in Step 1 by the amount determined in Step
       2 and round off the quotient to the nearest whole number. This final number shall be the maximum number of shares the Eligible Employee will be entitled to purchase for the Purchase Period.

  An Eligible Employee may elect to purchase fewer than the total number of shares which he or she is entitled to purchase.

  The date on which the Option is granted to each participating Eligible Employee shall be the first day of the Purchase Period. Notice that an Option has been granted shall be given to each participating Eligible Employee and shall show the amount to be withheld from such Eligible Employee's pay for each payroll period during the Purchase Period.

  If the total number of shares elected to be purchased under the Plan exceeds the number of shares offered, the Company reserves the right to reduce the maximum number of shares that Eligible Employees may purchase, or allot the shares available in such manner as it shall determine, but generally pro rata to purchase orders received, and to grant Options to purchase only such reduced number of shares.

  Shares included in any offering under the Plan that exceed the total number of shares which all Eligible Employees elect to purchase, and all shares with respect to which elections to purchase are canceled as provided in Paragraph 2(b) shall continue to be available for inclusion in any subsequent offering under the Plan.

4. PURCHASE PRICE

  The purchase price for shares of Class A Common Stock purchased pursuant to the Plan (except as otherwise provided herein) will equal the lesser of 85% of the Average Market Price on the first day of the Purchase Period or 85% of the Average Market Price on the last day of the Purchase Period. If no shares were traded on either or both of those days, the purchase price shall be established based upon 85% of the Average Market Price on the last day prior thereto on which shares were traded.

5. METHOD OF PAYMENT

  Payment for shares purchased pursuant to the Plan shall be made in installments through payroll deductions, with no right of prepayment. Each Eligible Employee electing to purchase shares will authorize the Company to withhold a designated amount from the Employee's regular weekly, biweekly, semimonthly or monthly pay for each payroll period during each Purchase Period. All such payroll deductions made for an Eligible Employee shall be credited to the Employee's non-interest bearing account under the Plan. At the end of the Purchase Period, each Eligible Employee shall receive in cash the balance remaining in the Employee's account, if any, after the purchase of the number of shares covered by the Option to purchase shares.

6. LIMITATIONS ON NUMBER OF SHARES WHICH MAY BE PURCHASED

  The following limitations shall apply with respect to the number of shares which may be purchased by each Eligible Employee who elects to participate in an offering under the Plan.

  (a) No Eligible Employee may purchase shares during any one offering pursuant to the Plan for an aggregate purchase price (which shall be computed on an annualized basis in the event the Purchase Period is more or less than 12 months) in excess of 20% of the Employee's Annual Pay;

  (b) No Employee may be granted an Option under this Plan if such Employee, immediately after the Option is granted, owns stock possessing 5% or more of the total combined voting power or value of all classes of capital stock of the Company or any of its Subsidiaries. For the purpose of determining stock ownership under this paragraph, the rules of Section 424(d) of the Code shall apply and stock which the Employee may purchase under all outstanding Options shall be treated as stock owned by the Employee; and

  (c) No Eligible Employee may be granted an option that permits the Employee's rights to purchase stock under the Plan and all other stock option plans of the Company and of any Subsidiary pursuant to Section 423 of the Internal Revenue Code to accrue at a rate which exceeds in any one calendar year $25,000 of the fair market value of such stock (determined on the date the option to purchase is granted).

7. SHARES RESERVED FOR PLAN

  The shares of the Company's Class A Common Stock to be sold to Eligible Employees under the Plan may, at the election of the Company, be either treasury shares or shares originally issued for such purpose. The maximum number of shares of Class A Common Stock which shall be reserved and made available for sale under the Plan shall be 200,000. The shares reserved may be issued and sold pursuant to one or more offerings under the Plan. With respect to each offering, the Committee will specify the number of shares to be made available, the length of the Purchase Period and such other terms and conditions not inconsistent with the Plan as may be appropriate. In no event shall the Purchase Period exceed 27 months for any offering.

  In the event of a subdivision or combination of the Company's shares including a stock dividend, stock split or similar event, the maximum number of shares which may thereafter be issued and sold under the Plan and the number of shares under elections to purchase at the time of such subdivision or combination will be proportionately increased or decreased, the terms relating to the price at which shares under elections to purchase will be sold will be appropriately adjusted, and such other action will be taken as in the opinion of the Board of Directors is appropriate under the circumstances. In case of a reclassification or other change in the Company's shares, the Board of Directors also will make appropriate adjustments.

8. RIGHTS AS STOCKHOLDER

  An Eligible Employee will become a stockholder of the Company with respect to shares for which payment has been completed at the close of business on the last business day of the Purchase Period. Shares will be credited to the employee's brokerage account as soon as practicable after an Eligible Employee becomes a stockholder.

9. RIGHTS TO PURCHASE SHARES NOT TRANSFERABLE

  All rights of an Eligible Employee under the Plan may be exercised only by the Eligible Employee during his or her lifetime. An Eligible Employee's rights under an election to purchase shares may not be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution. If this provision is violated, the right of the Eligible Employee to purchase shares shall terminate and the Employee will be paid in cash any amount credited to the Employee's account.

10. ADMINISTRATION, AMENDMENT AND TERMINATION OF THE PLAN

  The Plan shall be administered by a Committee consisting of not fewer than three directors of the Company who shall be appointed by the Board of Directors. Each Committee member shall be a "disinterested person" as such term is defined in Rule 16b-3 of the rules of the Securities and Exchange Commission. The Committee shall be vested with full authority to make, administer and interpret such rules and regulations regarding the Plan or to make amendments to the Plan itself as it may deem advisable. No amendment shall increase the maximum number of shares available for sale under the Plan, other than as required to reflect a subdivision or a combination as provided in Paragraph 7 hereof, or expand the persons eligible to participate in the Plan beyond the employees of the Company and its Subsidiaries, unless such amendment is approved by the shareholders of the Company. Any determination, decision, or action of the Committee in connection with the Plan shall be binding upon all Eligible Employees and all persons claiming under an Eligible Employee.

  The Company expressly reserves the right, at any time and from time to time, to terminate the Plan. If not sooner terminated in accordance with the preceding sentence, the Plan shall terminate when all shares reserved for issuance under the Plan have been subscribed for and purchased.

11. LEAVE OF ABSENCE OR LAYOFF

  A participating Eligible Employee who, during a Purchase Period, is on a leave of absence (including a military leave) for a period of 90 days or less (or if for a period in excess of 90 days, the Employee's right of reemployment with the Company is guaranteed either by statute or by contract) may during such period of absence make payments in cash to the Company in amounts equal to the payroll deductions that would have been made had the Employee been actively employed by the Company.

12. EFFECT OF FAILURE TO MAKE PAYMENTS WHEN DUE

  If, in any payroll period, a participating Eligible Employee's pay is insufficient (after other authorized deductions are taken) to make the deduction agreed to under this Plan, the Employee may make up this deficiency in cash. If not made up, the Eligible Employee, when his or her pay is again sufficient to permit the resumption of payroll deductions, must pay in cash the amount of the deficiency in his or her account or arrange for uniformly increased installment payments so that, assuming the maximum purchase price per share, payment for the maximum number of shares covered by the Employee's Option will be completed in the last month of the Purchase Period. If the Eligible Employee elects to make increased installment payments, he or she may, nevertheless, at any time make up the remaining deficiency by a lump sum payment.

  The Company may treat the failure by an Eligible Employee to make any payment as a cancellation of his or her election to purchase shares. Such cancellation will be effected by mailing notice to the Employee at the Employee's last known business or home address. Upon such mailing, the Employee's only right will be to receive in cash the amount credited to his or her account.

13. RETIREMENT OR DEATH

  If an Eligible Employee has an election to purchase shares in effect at the time of the Employee's retirement or death, he or she (or, in the case of death, the legal representative) may:

  (a) Make a lump sum payment in the amount of any deficiency for the remaining portion of the Purchase Period, or

  (b) Cancel the election to purchase shares in accordance with the provisions of Paragraph 2(b), by delivering written notice to the Committee (or its delegatee) within three months from the Eligible Employee's retirement or death, as the case may be, but in no event later than the end of the Purchase Period.

  If no such notice is given within such period, the election will be deemed canceled as of the date of the Eligible Employee's retirement (or death, as the case may be) and the only right of the Eligible Employee (or, if applicable, the Employee's legal representative) will be to receive in cash the amount credited to the Eligible Employee's account.

14. TERMINATION OF EMPLOYMENT OTHER THAN FOR RETIREMENT OR DEATH

  If an Eligible Employee is terminated for any reason other than retirement or death prior to the end of the Purchase Period, the Employee's election to purchase shall be deemed canceled as of the date on which employment ended. In such an event, the Eligible Employee's only right will be to receive in cash the amount credited to his or her account.

15. APPLICATION OF FUNDS

  All funds received by the Company in payment for shares to be purchased under the Plan and held at any time by the Company may be used for any valid corporate purpose.

16. GOVERNMENTAL APPROVALS OR CONSENTS

  The Plan shall not be effective unless it is approved by the stockholders of the Company within 12 months after the Plan is proposed for approval by the Board of Directors of the Company. The Plan and any offerings and sales to Eligible Employees under it are subject to any governmental approvals or consents that may be or become applicable in connection therewith. The Board of Directors of the Company may make such changes in the Plan and include such terms in any offering under the Plan as may be necessary or desirable, in the opinion of counsel, so that the Plan will comply with the rules and regulations of any governmental authority and so that Eligible Employees participating in the Plan will be eligible for tax benefits under the Code.

17. REFUND OF FUNDS RECEIVED

  In the event that, after the Average Market Price on the last day of the Purchase Period is known, the number of shares made available during the Purchase Period ("Designated Shares") is less than the number of shares elected to be purchased by participating Eligible Employees under the Plan, determined by taking into account the amounts credited to their accounts as of the last day of the Purchase Period, then the Company shall, as soon as administratively possible:

(a) Allocate the Designated Shares on a pro rata basis among the participating Eligible Employees in proportion to the number of shares otherwise purchasable by each participating Eligible Employee prior to the allocation contemplated by this Paragraph; and

  (b) Return to each participating Eligible Employee any amount credited to their accounts which is not utilized to purchase shares with respect to such Purchase Period.

18. DEFINITIONS

  The following terms have the following meanings in this Plan:

    (a) "Annual Pay" shall mean an amount equal to the annual basic rate of pay of an Eligible Employee as determined from the payroll records of the Company or a Subsidiary on the effective date of an offer of stock made pursuant to the Plan.

    (b) "Average Market Price" shall be the mean between the high and low prices for the Company's shares of Class A Common Stock on the NASDAQ as reported by such exchange.

    (c) "Class A Common Stock" shall mean shares of the $.01 par value Class A Common Stock of the Company.

    (d) "Eligible Employee" shall mean a person regularly employed by the Company or a Subsidiary on the effective date of any offering of stock pursuant to the Plan, who is customarily employed by the Company or a Subsidiary for more than twenty hours per week and more than five months in a calendar year; provided the Board of Directors may exclude the employees of any specified Subsidiary from any offering under the Plan.

    (e) "Option" shall mean the right granted to Eligible Employees to purchase the Company's Class A Common Stock under an offering made under the Plan.

    (f) "Purchase Period" shall mean the period commencing on the date on which Options are granted to participating Eligible Employees and ending on the last day of the last month in which installment payments for stock to be purchased under the Plan may be made.

    (g) "Subscription Period" shall mean that period of time designated by the Committee prior to the first day of any Purchase Period during which an Eligible Employee may elect to purchase Class A Common Stock under this Plan.

    (h) "Subsidiary" shall mean any present or future corporation which is or would be a "subsidiary corporation" of the Company as the term is defined in Section 424(f) of the Code.

                            ELECTRIC LIGHTWAVE, INC.
                      1998 ANNUAL MEETING OF STOCKHOLDERS
                     3:00 P.M., PACIFIC TIME, MAY 21, 1998

                                 HEATHMAN LODGE
                             VANCOUVER, WASHINGTON










                           ADVANCE REGISTRATION FORM
                      (FOR REGISTERED STOCKHOLDERS ONLY)*

Please send your completed and signed proxy form in the enclosed envelope. Include this Advance Registration Form in the envelope if you plan to attend or send a representative to the Annual Meeting.

Attendance at the Annual Meeting is limited to Electric Lightwave's stockholders, or their authorized representative, and guests and employees of the Company.



                            CUT OFF AT DOTTED LINE.
--------------------------------------------------------------------------------

                             (PLEASE TYPE OR PRINT)

Stockholder's
Name ___________________________________________________________________________
Address ________________________________________________________________________
________________________________________________________________________________
City _____________________________________________ State ________ Zip _________

I am an Electric Lightwave stockholder. My representative at the Annual Meeting will be:
--------------------------------------------------------------------------------
        (Admission card will be returned c/o the stockholder's address.)
--------------------------------------------------------------------------------
                            Stockholder's Signature

* if your shares are held in the name of any intermediary, please see instructions in the President's letter (front cover of this proxy statement)

                           ELECTRIC LIGHTWAVE, INC.

                        Please complete the Proxy Card,
                    and return in the enclosed envelope to

                          ILLINOIS STOCK TRANSFER CO.
                       223 W. Jackson Blvd., Suite 1210
                            Chicago, Illinois 60606


--------------------------------------------------------------------------------

                           ELECTRIC LIGHTWAVE, INC.
                PROXY SOLICITED ON BEHALF OF BOARD OF DIRECTORS

The undersigned hereby appoints Daryl A. Ferguson, Stanley Harfenist, David B. Sharkey or any of them with full power of substitution, proxies to vote at the Annual Meeting of Stockholders of Electric Lightwave, Inc. (the "Company") to be held on Thursday, May 21, 1998, at 3:00 p.m., Pacific Time, and at any adjournments thereof, hereby revoking any proxies heretofore given, to vote all shares of common stock of the Company held or owned by the undersigned as directed, and in their discretion upon such other matters as may come before the meeting.
                                      Signature:
                                                --------------------------------
                                      Signature:
                                                --------------------------------

                                      Date:                               , 1998
                                           -------------------------------

                                      Note:  Please sign exactly as name appears
                                             hereon. Joint owners should each
                                             sign. When signing as attorney,
                                             executor, administrator, trustee or
                                             guardian, please give full title as
                                             such.

This proxy when properly executed will be voted in the manner directed by the signatory stockholder. If no direction is made, this proxy will be voted "For" Proposal 1, "For" Proposal 2 and "For" Proposal 3.

PROPOSAL 1                                              PROPOSAL 2
----------                                              ----------
Election of Directors                                   Approve the Equity Incentive Plan of Electric Lightwave, Inc.
                                   Nominees:
  For           Withheld                                  For           Against         Abstain
  [ ]             [ ]              Daryl A. Ferguson
                                   Stanley Harfenist
For, except vote withheld from     David B. Sharkey
the following Nominee(s)           Robert A. Stanger
                                   Leonard Tow
-------------------------------    Maggie Wilderotter



PROPOSAL 3
----------

Approve the Employee Stock Purchase Plan

  For           Against         Abstain
  [ ]             [ ]             [ ]




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